Exhibit 3.1
UNDERWRITING AGREEMENT
April 12, 2007
Great Basin Gold Ltd.
Suite 1020 – 800 West Pender Street
Vancouver, British Columbia V6C 2V6

Attention:	Mr. Ferdi Dippenaar, President, Chief Executive Officer and Director
Dear Mr. Dippenaar:
BMO Nesbitt Burns Inc. (“BMO” or the “Lead Underwriter”), Desjardins Securities Inc., Pacific International Securities Inc. and RBC Dominion Securities Inc. (each, including BMO, an “Underwriter” and collectively the “Underwriters”) hereby severally, in respect of the percentages set forth in Section 7.1 of this Agreement, and not jointly, offer to purchase from Great Basin Gold Ltd. (the “Corporation”), upon and subject to the terms hereof, an aggregate of 50,000,000 units of the Corporation (each a “Unit” and, collectively, the “Units”) at a price of $2.60 per Unit (the “Offering Price”). Each Unit will consist of one common share of the Corporation (a “Unit Share” and, collectively, the “Unit Shares”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant” and, collectively, the “Warrants”) of the Corporation. Each Warrant will entitle the holder thereof to purchase one Common Share (a “Warrant Share” and, collectively, the “Warrant Shares”) at a price of $3.50 per Warrant Share at any time prior to 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date (as hereinafter defined). The Warrants shall be created and issued pursuant to a warrant indenture (the “Warrant Indenture”) to be dated as of the Closing Date (as hereinafter defined) between the Corporation and Computershare Trust Company of Canada (the “Warrant Agent”).
The Underwriters shall also be granted an option (the “Over-Allotment Option”) exercisable, in whole or in part, at any time up to 30 days after the Closing Date (as hereinafter defined) entitling the Underwriters to purchase up to an additional 7,500,000 Units of the Corporation (each an “Additional Unit”) at the Offering Price. The offering of the Units and any Additional Units by the Corporation described in this Agreement is hereinafter referred to as the “Offering”.
The net proceeds of the Offering shall be used by the Corporation to complete the Hecla Acquisition, to fund development and exploration at the Corporation’s Hollister Project, and any remaining net proceeds for working capital. In consideration of the Underwriters’ services to be rendered in connection with the Offering, the Corporation shall pay to BMO, for and on behalf of all of the Underwriters, a cash fee (the “Underwriters’ Fee”) in an amount equal to 6% of the gross proceeds received by the Corporation from the issue and sale of the Units and Additional Units (collectively, the “Offered Units”).
The Offering shall take place in the Qualifying Jurisdictions (as hereinafter defined) and in the United States. The Offering may also take place in such other jurisdictions as may be agreed upon by the Corporation and the Underwriters.
The Underwriters acknowledge the filing on March 21, 2007 of a preliminary short form prospectus in the English and French languages (the “Preliminary Prospectus”) qualifying the distribution of, inter alia, the Offered Units with the Commissions (as hereinafter defined) and the issuance on March 21, 2007 of a Mutual Reliance Review System (the “MRRS”) decision document by the British Columbia Securities Commission (the “Reviewing Authority”) in its capacity as principal regulator, pursuant to the MRRS evidencing that a receipt has been issued for the Preliminary Prospectus by the Commissions (as hereinafter defined). The Underwriters also acknowledge the filing:

(a)	on March 21, 2007 with the United States Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the United States Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “U.S. Securities Act”), of a registration statement (including documents incorporated by reference therein, as it has been and may be further amended from time to time, the “Registration Statement”) on Form F-10 covering the sale of, inter alia, the Offered Units under the U.S. Securities Act which includes the Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC (the “U.S. Preliminary Prospectus”)), along with the filing with the SEC of an appointment for agent for service of process upon the Corporation on Form F-X in conjunction with the filing of the Registration Statement (the “Form F-X”);

(b)	on April 9, 2007 with the Reviewing Authority of a preliminary base shelf prospectus (the “Preliminary Warrant Prospectus”), under NI 44-102 (as hereinafter defined) relating to the Warrant Shares and the issuance on April 10, 2007 by the Reviewing Authority of a receipt for the Preliminary Warrant Prospectus; and

(c)	on April 9, 2007 with the SEC, in accordance with the provisions of the U.S. Securities Act, of a shelf registration statement (including documents incorporated by reference therein, as it has been and may be further amended from time to time, the “Warrant Registration Statement”) on Form F-10 providing for the registration of the Warrant Shares under the U.S. Securities Act, which includes the Preliminary Warrant Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) along with the filing with the SEC of an appointment of an agent for service of process upon the Corporation on Form F-X in conjunction with the filing of such registration statement (the “Warrant Form F-X”).
The additional terms and conditions of this underwriting agreement (the “Agreement”) are set forth below.
1.	DEFINITIONS

1.1	In this Agreement, including any schedules forming a part of this Agreement:
(a)	“1934 Act” means the United States Exchange Act of 1934 as amended;

(b)	“Acts” means the Securities Acts or equivalent securities regulatory legislation of the Qualifying Jurisdictions and “Act” means the Securities Act or equivalent securities regulatory legislation of a specified Qualifying Jurisdiction;

(c)	“Additional Materials” has the meaning given to that term in Subsection 10.1(b);

(d)	“Additional Units” means the up to 7,500,000 previously unissued units in the capital of the Corporation issuable if the Over-Allotment Option is exercised and for greater certainty, has the same attributes as the Units;

(e)	“AMEX” means the American Stock Exchange;

(f)	“Applicable Securities Laws” means, in respect of the Offering, collectively the Acts and Regulations having application and the rules, policies, notices and orders issued by the applicable Regulatory Authorities having application;

(g)	“Applicable Time” has the meaning given to that term in Subsection 4.1(fff);

(h)	“Beneficiaries” has the meaning given to that term in Section 10.3;

(i)	“BMO” means BMO Nesbitt Burns Inc.;

(j)	“Burnstone Project” means that project in the Witwatersrand Basin in South Africa, including all licences, permits and assets (real, chattel and chattel-real) associated therewith;

(k)	“Canadian Prospectus” means collectively the Preliminary Prospectus, the Final Prospectus, Preliminary Warrant Prospectus, the Final Warrant Prospectus and the Canadian Warrant Prospectus;

(l)	“Canadian Warrant Prospectus” has the meaning given to that term in Subsection 2.2(b);

(m)	“Claim” has the meaning given to that term in Section 10.1;

(n)	“Closing Materials” has the meaning given to that term in Subparagraph 5.1(o)(x);

(o)	“Closing” and “Closing Date” have the meanings given to those terms in Section 9.2;

(p)	“Comfort Letter” has the meaning given to that term in Subparagraph 5.1(o)(i);

(q)	“Commissions” means the securities regulatory bodies (other than stock exchanges) of the Qualifying Jurisdictions and “Commission” means the securities regulatory body of a specified Qualifying Jurisdiction;

(r)	“Common Shares” means the class of shares of the Corporation designated as Common Shares without par value;

(s)	“Continuous Disclosure Materials” has the meaning given to that term in Subsection 4.1(f);

(t)	“Control Person” has the meaning given to that term in Section 10.1;

(u)	“Corporation’s Financial Statements” has the meaning given to that term in Subsection 4.1(aa);

(v)	“Corporation” means Great Basin Gold Ltd.;

(w)	“Disclosure Package” has the meaning given to that term in Subsection 4.1(fff);

(x)	“distribution” (or “distribute” as derived therefrom) has the meaning given to that term in the Securities Act (British Columbia);

(y)	“Effective Time” has the meaning given to that term in Subsection 4.1(eee);

(z)	“environmental laws” has the meaning given to that term in Subsection 4.1(rr);

(aa)	“Exchanges” means collectively the TSX, AMEX and JSE;

(bb)	“Final Prospectus” means the final short form prospectus of the Corporation to be dated April 12, 2007 and filed with the Commissions (in both the English and French languages unless the context indicates otherwise) for the purpose of qualifying the distribution of the Units, the Over-Allotment Option and the Additional Units, including all documents incorporated therein by reference and any Supplemental Material;

(cc)	“Final Warrant Prospectus” has the meaning given to that term in Subsection 2.2(b);

(dd)	“Form F-X” has the meaning given to that term on page 2 of this Agreement;

(ee)	“Free Writing Prospectus” has the meaning given to that term in Subsection 4.1(fff);

(ff)	“French Language Auditors’ Opinion” has the meaning given to that term in Subparagraph 5.1(o)(iii);

(gg)	“French Language Prospectus Opinion” has the meaning given to that term in Subparagraph 5.1(o)(ii);

(hh)	“Hecla Acquisition” means the completion of the Closing, as defined in the Hecla Stock Purchase Agreement;

(ii)	“Hecla Stock Purchase Agreement” means that agreement entitled ‘Stock Purchase Agreement,’ dated 20 February 2007, among the Corporation, Rodeo Creek Gold Inc. and Hecla Limited;

(jj)	“Hollister Project” means that project in the Carlin Trend of Nevada, USA formerly known as the ‘Ivanhoe Project,’ including all licences, permits and assets (real, chattel and chattel-real) associated therewith;

(kk)	“Indemnified Parties” has the meaning given to that term in Section 10.1;

(ll)	“Ineligible Issuer” has the meaning given to that term in Subsection 4.1(jjj);

(mm)	“Issuer Free Writing Prospectus” has the meaning given to that term in Subsection 4.1(fff);

(nn)	“JSE” means the JSE Securities Exchange South Africa;

(oo)	“Lead Underwriter” means BMO Nesbitt Burns Inc.;

(pp)	“Legal Opinions” has the meaning given to that term in Subparagraph 5.1(o)(v);

(qq)	“material change” has the meaning given to that term in the Securities Act (British Columbia);

(rr)	“Material Contracts” has the meaning given to that term in Subsection 4.1(ll);

(ss)	“material fact” has the meaning given to that term in the Securities Act (British Columbia);

(tt)	“misrepresentation” has the meaning given to that term in the Securities Act (British Columbia);

(uu)	“MRRS” means the Mutual Reliance Review System of the Commissions;

(vv)	“Named Executive Officers” means each Chief Executive Officer, each Chief Financial Officer and each of the three most highly compensated executive officers, other than each Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Corporation at the end of the most recently completed financial year end;

(ww)	“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Properties;

(xx)	“NI 44-101” means National Instrument 44-101 – Short Form Prospectus Distributions;

(yy)	“NI 44-102” means National Instrument 44-102 – Shelf Distributions;

(zz)	“Offered Units” means the Units and the Additional Units;

(aaa)	“Offering Price” means $2.60 per Unit or Additional Unit, as the case may be;

(bbb)	“Offering” means the offering and sale of the Units and any Additional Units pursuant to the terms and conditions of this Agreement;

(ccc)	“Officers’ Certificate” has the meaning given to that term in Subparagraph 5.1(o)(ix);

(ddd)	“Over-Allotment Closing Date” has the meaning given to that term in Section 3.1;

(eee)	“Over-Allotment Closing” has the meaning given to that term in Section 3.3;

(fff)	“Over-Allotment Option” has the meaning given to that term on page 1 of this Agreement;

(ggg)	“Permitted Free Writing Prospectus” has the meaning given to that term in Subsection 5.1(f);

(hhh)	“Preliminary Prospectus” means the preliminary short form prospectus of the Corporation dated March 21, 2007 and filed with the Commissions (in both the English and French languages unless the context indicates otherwise) for the purpose of allowing the Underwriters to solicit expressions of interest for the Offering, including all documents incorporated therein by reference and any Supplemental Material;

(iii)	“Preliminary Warrant Prospectus” has the meaning given to that term on page 2 of this Agreement;

(jjj)	“Principals” has the meaning given to that term in Subparagraph 4.1(bb)(i);

(kkk)	“Prospectus” means the Preliminary Prospectus and the Final Prospectus;

(lll)	“Qualifying Jurisdictions” means each province and territory of Canada, being those Canadian jurisdictions in which the Offered Units will be offered or sold pursuant to the Offering, and “Qualifying Jurisdiction” means any one of them;

(mmm)	“Registration Statement” has the meaning given to that term on page 2 of this Agreement;

(nnn)	“Regulations” means the securities rules or regulations proclaimed under the Acts and “Regulation” means the securities rules or regulations proclaimed under a specified Act;

(ooo)	“Regulatory Authorities” means collectively the Commissions and the Exchanges;

(ppp)	“Reviewing Authority” means the British Columbia Securities Commission;

(qqq)	“SEC” means the United States Securities and Exchange Commission;

(rrr)	“Standard Listing Conditions” has the meaning given to that term in Subsection 5.1(r);

(sss)	“Subsidiaries” means the Subsidiaries of the Corporation identified as such in Schedule “C”;

(ttt)	“Supplementary Material” has the meaning given to that term in Subsection 2.3(b);

(uuu)	“Time of Closing” means 5:00 a.m. (Vancouver time) or such other time as may be agreed to by the Corporation and the Underwriters on the Closing Date or the Over-Allotment Closing Date, as the case may be;

(vvv)	“trade” has the meaning given to that term in the Securities Act (British Columbia);

(www)	“TSX” means the Toronto Stock Exchange;

(xxx)	“U.S. Final Prospectus” has the meaning given to that term in Subsection 2.2(a);

(yyy)	“U.S. Preliminary Prospectus” has the meaning given to that term on page 2 of this Agreement;

(zzz)	“U.S. Prospectus” means has the meaning given to that term in Subsection 4.1(ddd);

(aaaa)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(bbbb)	“U.S. Warrant Base Prospectus” has the meaning given to that term in Subsection 2.2(c);

(cccc)	“U.S. Warrant Prospectus” has the meaning given to that term in Subsection 2.2(c);

(dddd)	“Underwriter” and “Underwriters” have the meaning given to those terms on page 1 of this Agreement;

(eeee)	“Underwriters’ Expenses” has the meaning given to that term in Section 6.2;

(ffff)	“Underwriters’ Fee” has the meaning given to that term in on page 1 of this Agreement;

(gggg)	“Unit Shares” means the Common Shares that comprise part of the Offered Unit;

(hhhh)	“Unitholders” has the meaning given to that term in Subparagraph 4.1(bb)(i);

(iiii)	“Units” has the meaning given to that term, and the attributes set out on page 1 of this Agreement, but for greater certainty excludes any Additional Units;

(jjjj)	“Warrant Agent” and “Warrant Indenture” have the meanings given to those terms on page 1 of this Agreement;

(kkkk)	“Warrant Form FX” has the meaning given to that term on page 2 of this Agreement;

(llll)	“Warrant Registration Statement” has the meaning given to that term on page 2 of this Agreement;

(mmmm)	“Warrant Shares” means the Common Shares issuable upon exercise of the Warrants; and

(nnnn)	“Warrants” has the meaning given to that term on page 1 of this Agreement and for greater certainty includes the Warrants that comprise part of the Additional Units.
1.2	All references to dollar figures in this Agreement are to Canadian dollars.

2.	NATURE OF THE TRANSACTION

2.1	Subject to the terms and conditions of this Agreement, the Underwriters offer to purchase the Units (excluding the Additional Units) of the Corporation, and by acceptance of this Agreement the Corporation agrees to sell to the Underwriters, and the Underwriters agree to purchase at the Time of Closing on the Closing Date, all, but not less than all, of the Units. In the event the Underwriters exercise their right pursuant to the Over-Allotment Option to purchase Additional Units in whole or in part and at any time up to 30 days after the Closing Date, the Corporation shall sell to the Underwriters and the Underwriters shall purchase that number of Additional Units requested by the Underwriters pursuant to the notice delivered to the Corporation in accordance with Section 3.1, at the Time of Closing on the Over-Allotment Closing Date.

2.2	This offer is conditional upon, among other things, the Corporation obtaining an MRRS decision document for the Final Prospectus from the Commissions pursuant to NI 44-101 qualifying the distribution by the Corporation of the Units, the Over-Allotment Option and any Additional Units to purchasers resident in each Qualifying Jurisdiction dated effective April 12, 2007, or such later date as the Lead Underwriter may agree, acting reasonably. The obligation of the Underwriter to purchase any Offered Units shall, in addition to being subject to the other terms and conditions described herein, be conditional on the following steps having been taken within the time frames described below:
(a)	The Corporation shall file with the SEC, in form and substance satisfactory to the Underwriters, acting reasonably, and in accordance with the provisions of the U.S. Securities Act, an amendment to the Registration Statement which includes the Final Prospectus (with such additions and deletions as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) (the “U.S. Final Prospectus”) as soon as possible on April 12, 2007, but in any event not later than one Business Day thereafter or such other date as the Lead Underwriter may agree acting reasonably;

(b)	The Corporation shall file with the Reviewing Authority as soon as possible a final base shelf prospectus and supplement thereto in form and substance satisfactory to the Underwriters, acting reasonably, and in accordance with the procedures set out in NI 44-102 relating to the Warrant Shares (the “Final Warrant Prospectus”) and shall obtain a receipt from the Reviewing Authority in respect thereof no later than on the Business Day prior to the Closing Date. Reference to “Canadian Warrant Prospectus” herein shall mean the Final Warrant Prospectus for which a receipt has been obtained from the Reviewing Authority, including the documents incorporated by reference therein and prospectus supplement thereto. The Corporation acknowledges and agrees that under no circumstances whatsoever shall the Underwriters be required to execute a certificate page in respect of the Preliminary Warrant Prospectus or the Final Warrant Prospectus; and

(c)	The Corporation shall file with the SEC as soon as possible an amendment to the registration statement on Form F-10, in form and substance satisfactory to the Underwriters, acting reasonably, providing for the registration of the Warrant Shares, including the Final Warrant Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC), and the Corporation will cause such registration statement to become effective pursuant to Rule 467 of the U.S. Securities Act no later than on the Business Day prior to the Closing Date. Such registration statement, including any exhibits and all documents incorporated therein by reference, as of the time it becomes effective, and in the event of any post-effective amendments, as of the date of the effectiveness of such amendment, is referred to herein as the “Warrant Registration Statement”. The Corporation shall file with the SEC as soon as possible after the effectiveness of the Warrant Registration Statement, and in any event no later than the Business Day prior to the Closing Date, pursuant to General Instruction II.L of Form F-10, a prospectus supplement to the Warrant Registration Statement relating to the Warrant Shares. Such filing shall, in accordance with General Instruction II.L of Form F-10 be filed with the SEC within one Business Day after such supplement is filed with the Reviewing Authority. The prospectus included in the Warrant Registration Statement shall be referred to herein as the “U.S. Warrant Base Prospectus”, and the U.S. Warrant Base Prospectus together with the prospectus supplement, including all documents incorporated by reference, relating to the offering of the Warrant Shares filed with the Commission pursuant to General Instruction II.L of Form F-10 following the execution of this Agreement by the parties hereto is referred to herein as the “U.S. Warrant Prospectus”; provided that, prior to the filing of such supplement, the term “U.S. Warrant Prospectus” shall mean the U.S. Warrant Base Prospectus, including all documents incorporated by reference, together with any prospectus supplement relating to the offering of the Warrant Shares. The Corporation shall use its commercially reasonable efforts to maintain the effectiveness of the Warrant Registration Statement or another shelf registration statement providing for the registration of the offering of the Warrant Shares until the earlier of the expiration date of the Warrants and the date upon which all such Warrants have been exercised.
2.3	The Corporation agrees to pay to the Underwriters the Underwriters’ Fee which fee is equal to 6% of the gross proceeds of the Offering. The Underwriters’ Fee is payable at the Time of Closing on the Closing Date in respect of the Units, and on the Over-Allotment Closing Date in respect of the Additional Units, in consideration of the services to be rendered by the Underwriters in connection with the Offering, which services shall include:
(a)	acting as Underwriters of the Corporation to purchase the Offered Units in accordance with the terms and conditions herein;

(b)	assisting in the preparation of the Preliminary Prospectus and the Final Prospectus and the Registration Statement together with any documents supplemental thereto or any amending or supplementary prospectus or other supplemental documents or any similar document (collectively, the “Supplementary Material”) required to be filed under the legislation of the Qualifying Jurisdictions and performing administrative work in connection with these matters;

(c)	advising the Corporation with respect to the Offering;

(d)	distributing the Offered Units to the public both directly and through other registered dealers and brokers; and

(e)	all other services arising out of the agreement resulting from the Corporation’s acceptance of this offer.
In the event the Canada Revenue Agency determines that the GST is exigible on the Underwriters’ Fee, the Corporation agrees to pay the amount of GST forthwith upon the request of the Underwriters.

2.4	The Corporation agrees that the Underwriters will be permitted to appoint other registered dealers (or other dealers duly licensed in their respective jurisdictions) as their agents to assist in the Offering and that the Underwriters may determine the remuneration payable to such other dealers appointed by them. Such remuneration shall be payable by the Underwriters. The Underwriters shall require and shall use their commercially reasonable efforts to ensure that such other dealers, if any, comply with the terms of this Agreement as applicable to the Underwriters.

2.5	The Unit Shares, Warrants and the Warrant Shares shall be duly and validly created and authorized for issuance by the Corporation and, when issued and sold by the Corporation, such Unit Shares, Warrants and Warrant Shares shall have the rights, privileges, restrictions and conditions that conform in all material respects to the rights, privileges, restrictions and conditions set forth in the Preliminary Prospectus and the Final Prospectus, subject to such modifications or changes (if any) prior to the Closing Date as may be agreed to in writing by the Corporation and the Underwriters.

2.6	The Corporation shall qualify the distribution of the Units, the Over-Allotment Option and the Additional Units by the Prospectus under Applicable Securities Laws in the Qualifying Jurisdictions and by the Registration Statement under the U.S. Securities Act in the U.S. Units and/or Additional Units may also be distributed in such other jurisdictions as the Corporation and the Underwriters may agree, provided the distribution of Units and/or Additional Units in such other jurisdictions is completed in accordance with the applicable laws of such other jurisdictions. Subject to compliance with applicable laws, the Corporation and the Underwriters have agreed that Units and Additional Units may be distributed in South Africa and in the United Arab Emirates (excluding the Dubai International Financial Centre Zone) in such amount as agreed to by the Lead Underwriter and the Corporation, which amount shall not exceed an aggregate purchase price of $15,000,000.

2.7	The Corporation shall obtain the listing of the Unit Shares, Warrants and the Warrant Shares on the TSX by the Closing, and the listing of the Unit Shares and Warrant Shares on the AMEX by the Closing subject to Standard Listing Conditions (as hereinafter defined). The Corporation shall also obtain the listing of that number of Unit Shares, Warrants and Warrant Shares that the Corporation and the Lead Underwriter have agreed to in writing not less than two business days before the Closing Date, in accordance with the terms herein, subject to Standard Listing Conditions.

3.	UNDERWRITERS’ OPTION

3.1	The Corporation hereby grants to the Underwriters the Over-Allotment Option to purchase severally and not jointly and to offer for sale to the public pursuant hereto the Additional Units upon the terms and conditions set forth herein. The Over-Allotment Option shall be non-assignable and shall be exercisable, in whole or in part, at any time up to 30 days after the Closing Date by the Lead Underwriter giving written notice to the Corporation by such time, specifying the number of Additional Units to be purchased and the closing date for the over-allotment (the “Over-Allotment Closing Date”), which date shall not be less than one business day after the notice. The Additional Units will be qualified under the Prospectus.

3.2	The Over-Allotment Closing Date on which the Additional Units will be delivered by the Corporation to and paid for by the Underwriters shall not be later than 30 days after the Closing Date.

3.3	Following receipt of notice delivered in accordance with Section 3.1, the Corporation shall proceed to hold a separate closing (the “Over-Allotment Closing”) (unless the Over-Allotment Closing Date is the same date as the Closing Date) on the same terms and conditions relating to the Closing (except as agreed upon by the Corporation and the Underwriters) and, subject to such terms and conditions, issue and deliver to the Underwriters in such locations that the Lead Underwriter advises the Corporation in the notice at the Time of Closing on the Over-Allotment Closing Date, at the Offering Price, the certificates (in physical or electronic form as the Lead Underwriter may advise in the notice) representing that number of Additional Units specified in such notice, along with payment of the Underwriters’ Fee payable with respect to such Additional Units and any Underwriters’ Expenses.

4.	REPRESENTATIONS AND WARRANTIES

4.1	The Corporation represents and warrants to the Underwriters, and acknowledges that the Underwriters are relying upon such representations and warranties in entering into this Agreement, that:
(a)	the Corporation and each of the Subsidiaries is a duly incorporated, amalgamated or continued company and validly existing and in good standing under the laws of its jurisdiction of incorporation, amalgamation or continuation and no proceedings have been instituted or, to the knowledge of the Corporation, are pending for the dissolution or liquidation of the Corporation;

(b)	the Corporation is a reporting issuer or the equivalent in British Columbia, Alberta, Ontario and Quebec and upon issuance of the MRRS decision document for the Final Prospectus will be a reporting issuer or the equivalent in each other province and territory of Canada, and the Corporation is not in default of any of the requirements of the Applicable Securities Laws of the Qualifying Jurisdictions or the securities laws of the United States;

(c)	the Common Shares are listed for trading on the Exchanges, and the Corporation is not in default of any of the listing requirements of the Exchanges applicable to the Corporation including, for avoidance of doubt, any requirement that shareholder approval be obtained for the Offering or the issuance of the Units, the Unit Shares, the Warrants or the Warrant Shares;

(d)	the authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of Preferred Shares, of which 113,721,713 Common Shares were issued and outstanding as of April 12, 2007 as fully paid and non-assessable shares in the capital of the Corporation and no preferred shares were issued and outstanding;

(e)	other than as disclosed in the Final Prospectus or as set out in Schedule “A”, no person, firm or corporation has any agreement, option, right or privilege, whether pre-emptive, contractual or otherwise, capable of becoming an agreement for the purchase, acquisition, subscription for or issuance of any of the unissued shares of the Corporation or any of the Subsidiaries, or other securities convertible, exchangeable or exercisable for shares of the Corporation or any of the Subsidiaries;

(f)	all documents previously published or filed by the Corporation with the Regulatory Authorities (the “Continuous Disclosure Materials”) contain no untrue statement of a material fact as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made and were prepared in accordance with and comply with Applicable Securities Laws;

(g)	all of the material transactions of the Corporation and each of the Subsidiaries have been promptly and properly recorded or filed in or with their respective books or records and their respective minute books contain, in all material respects all of their material transactions, all records of the meetings and proceedings of their directors, shareholders and other committees, if any, since their respective incorporations;

(h)	the Corporation and each Subsidiary has the corporate power and capacity to own its assets currently owned by it and to carry on its business currently carried on by it as disclosed in the Prospectus;

(i)	the Corporation and each of its Subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on, and holds all necessary licences, permits, approvals, consents, certificates, registrations and authorizations, whether governmental, regulatory or otherwise, to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated, and the same are validly existing and in good standing, except to the extent that non-compliance with any such laws, rules or regulations, or failure to hold any such licences, permits, approvals, consents, certificates, registrations and authorizations would not have a material adverse effect upon the Corporation and its Subsidiaries, taken as a whole;

(j)	the Corporation and each Subsidiary has good title to its respective material assets as disclosed in the Prospectus, free and clear of all material liens, charges and encumbrances of any kind whatsoever save and except as disclosed in the Prospectus;

(k)	the Burnstone Project and the Hollister Project are the only mineral projects on a property material to the Corporation that are subject to the requirements of NI 43-101 and Schedule “B” hereto sets out all the mineral, claims, leases and other interests held by the Corporation, directly or indirectly, in the Burnstone Project and the Hollister Project and such interests together with all material interests in natural resource properties owned by the Corporation or its Subsidiaries and related surface rights for exploration and exploitation overlying those properties of the Corporation or the Subsidiaries are completely and accurately described in the Prospectus and, except as set out in the Prospectus, are owned or held by the Corporation or such Subsidiaries as owner thereof with good title, are in good standing and are valid and enforceable and free and clear of any liens, charges or encumbrances and no royalty is payable in respect of any of them and the Corporation does not know of any claim that may adversely affect such rights;

(l)	the technical reports filed on SEDAR relating to Burnstone Project and Hollister Project have been prepared in accordance with NI 43-101, and the Corporation has complied with NI 43-101 in all material respects;

(m)	except as set out in the Prospectus, no other material property rights are necessary for the conduct of the Corporation’s or the Subsidiaries’ businesses as they are currently being conducted, and there are no material restrictions on the ability of the Corporation or the Subsidiaries to use or otherwise exploit any such property rights, and the Corporation does not know of any claim or basis for a claim that may adversely affect such rights in any material respects; more particularly, the Corporation has all licences, permits and authorisations to develop the mines at the Burnstone Project and the Hollister Project, including all areas in which the Corporation has identified reserves or resources to date;

(n)	except as set out in the Prospectus, neither the Corporation nor the Subsidiaries have any responsibility or obligation to pay or have paid on their behalf any material commission, royalty or similar payment to any person with respect to their property rights as of the Closing Date;

(o)	except as set out in the Prospectus, the Corporation and each of the Subsidiaries are in compliance in all material respects with all material terms and provisions of all contracts, agreements, indentures, leases, policies, instruments and licences that are material to the conduct of their respective businesses and all such contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms and in full force and effect, and no breach or default by the Corporation or the Subsidiaries or event which, with notice or lapse or both, could constitute a material breach or material default by the Corporation or the Subsidiaries, exists with respect thereto;

(p)	the Corporation’s direct or indirect percentage ownership of the shares of the Subsidiaries is correctly disclosed in Schedule “C” to this Agreement, and all such shares are legally and beneficially owned by the Corporation or, in the case of shares held through Subsidiaries, by such Subsidiaries, free and clear of all liens, charges and encumbrances of any kind whatsoever; no person, firm, or company has any agreement, or option or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase of all or any part of the securities representing such ownership interest; all such shares have been validly issued and are outstanding as fully paid and non-assessable; each Subsidiary is directly or indirectly beneficially wholly-owned by the Corporation; and except for the shares of the Subsidiaries, neither the Corporation nor its Subsidiaries own any securities or ownership interest in any other person which are material to the Corporation and its Subsidiaries, taken as a whole;

(q)	the Corporation has no subsidiaries other than the Subsidiaries listed in Schedule “C” attached hereto;

(r)	the Corporation has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

(s)	the Corporation has all requisite corporate power and authority to enter into this Agreement and the Warrant Indenture and the performance of the terms hereof and thereof, the transactions contemplated hereby and thereby and the granting of the Over-Allotment Option, the issuance and sale by the Corporation of the Offered Units, Unit Shares, Warrants and Warrant Shares have been duly authorized by all necessary corporate action of the Corporation, and this Agreement has been and the Warrant Indenture will be duly executed and delivered by the Corporation and this Agreement is, and the Warrant Indenture when executed will be, a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and except as limited by the application of equitable remedies which may be granted in the discretion of a court of competent jurisdiction and that enforcement of the rights to indemnity and contribution set out in this Agreement, as applicable, may be limited by applicable law;

(t)	each of the execution and delivery of this Agreement and the Warrant Indenture, the performance by the Corporation of its obligations hereunder or thereunder, the issue and sale of the Offered Units hereunder and the consummation of the transactions contemplated in this Agreement,
(i)	do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, securities commission or other third party, except such as have been obtained or will be obtained prior to the Time of Closing on the Closing Date, and such as may be required (and shall be obtained as provided herein prior to the Time of Closing on the Closing Date) under Applicable Securities Laws, the U.S. Securities Act and the securities or “blue sky” laws of the various states of the United States; and

(ii)	do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both),

(A)	any statute, rule or regulation applicable to the Corporation including, without limitation, the Applicable Securities Laws and the policies, rules and regulations of the Exchanges;

(B)	the constating documents, articles or resolutions of the directors or shareholders of the Corporation which are in effect at the date hereof;

(C)	any mortgage, note, indenture, contract, agreement, joint venture, partnership, instrument, lease or other document to which the Corporation is a party or by which it is bound; or

(D)	any judgment, decree or order binding the Corporation or a material portion of the property or assets thereof;
(u)	upon satisfaction of the Standard Listing Conditions, the Unit Shares, Warrants and Warrant Shares will be qualified investments under the Income Tax Act (Canada) for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans provided that in the case of the Warrants either (A) they are listed on a prescribed stock exchange (which includes the TSX), or (B) the Corporation deals at arm’s length with each person who is an annuitant, a beneficiary, an employer or a subscriber under such plan;

(v)	at the Time of Closing on the Closing Date, all necessary corporate action will have been taken by the Corporation to allot and authorize the issuance of the Unit Shares and Warrant Shares, create and authorize the issuance of the Warrants and validly issue the Unit Shares as fully paid and non-issuable shares and the Warrants, and, upon the due exercise of the Warrants in accordance with the provisions thereof, the Warrant Shares will be validly issued as fully paid and non-assessable shares in the capital of the Corporation and in each case free and clear of all resale or trade restrictions (except control person restrictions) and liens, charges or encumbrances of any kind whatsoever under Canadian and U.S. laws;

(w)	at the Time of Closing on the Closing Date, the Unit Shares, Warrants and Warrant Shares will be listed and posted for trading on the TSX and the Unit Shares and Warrant Shares will be listed and posted for trading on AMEX and that number of Unit Shares, Warrants and Warrant Shares as agreed to by the Lead Underwriter and the Corporation in accordance with Section 2.7 will be listed and posted for trading on the JSE, and all necessary notices and filings will be made prior to the Closing Date with and all necessary consents, approvals and authorizations obtained by the Corporation from the Exchanges to ensure that, subject to fulfilling the Standard Listing Conditions, the Unit Shares, the Warrants, and the Warrant Shares will be listed and posted for trading on the Exchanges upon their issuance;

(x)	Computershare Trust Company of Canada at its principal offices in the City of Toronto, Ontario and Vancouver, British Columbia has been duly appointed as registrar and transfer agent for the Common Shares;

(y)	at the Time of Closing on the Closing Date, the Warrant Agent, at its principal offices in the City of Toronto, Ontario and Vancouver, British Columbia has been duly appointed as the warrant agent in respect of the Warrants;

(z)	the minute books and records of the Corporation made available to counsel for the Underwriters in connection with its due diligence investigation of the Corporation for the period from January 1, 1997 to the date hereof are all of the minute books and records of the Corporation, and contain copies of all material proceedings (or certified copies thereof or drafts thereof pending approval) of the shareholders, the directors and all committees of directors of the Corporation to the date of review of such corporate records and minute books and there have been no other meetings, resolutions or proceedings of the shareholders, directors or any committees of the directors of the Corporation to the date hereof not reflected in such minute books and other records, other than those which have been disclosed to counsel for the Underwriters in writing or which are not material in the context of the Corporation;

(aa)	the audited and unaudited financial statements and the pro forma financial statements (collectively, the “Corporation’s Financial Statements”) of the Corporation that are to be included or incorporated by reference in the Registration Statement, each Canadian Prospectus, the Disclosure Package and the U.S. Final Prospectus are true and correct in every material respect and present fairly and accurately in all material respects the financial position of the Corporation as of the dates indicated and the results of operations and the changes in financial position of the Corporation on a consolidated basis for the periods specified (subject, in the case of interim financial information, to year-end adjustments); and such financial statements have been (or will be) prepared in conformity with generally accepted accounting principles in Canada, consistently applied throughout the periods involved, and have been reconciled to generally accepted accounting principles in the United States in accordance with Item 18 of Form 20-F; the summary and selected financial data to be included or incorporated by reference in the Registration Statement, each Canadian Prospectus, the Disclosure Package and the U.S. Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial information included or incorporated by reference in the Registration Statement, each Canadian Prospectus, the Disclosure Package and the U.S. Final Prospectus;

(bb)	the books and records of the Corporation and each of the Subsidiaries disclose all of their material financial transactions and such transactions have been fairly and accurately recorded; and except as disclosed in the Corporation’s Financial Statements or in the Prospectus:
(i)	neither the Corporation nor any of the Subsidiaries is indebted to any of its directors or officers (collectively the “Principals”), other than on account of directors fees or expenses accrued but not paid, or to any of its shareholders (the “Unitholders”);

(ii)	none of the Principals or Unitholders is indebted or under obligation to the Corporation or to any of the Subsidiaries, on any account whatsoever; and

(iii)	the Corporation has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation whatsoever other than of a Subsidiary;
(cc)	there are no material liabilities of the Corporation or of the Subsidiaries, whether direct, indirect, absolute, contingent or otherwise which are not disclosed or reflected in the Corporation’s Financial Statements except those incurred in the ordinary course of their respective businesses since December 31, 2006;

(dd)	except as set out in the Prospectus, since December 31, 2006, and excluding expenditures in the ordinary course of business, there has not been any adverse material change of any kind whatsoever in the financial position or condition of the Corporation or of any of the Subsidiaries or any damage, loss or other change of any kind whatsoever in circumstances materially affecting their respective businesses or assets, taken as a whole, or the right or capacity of any of them to carry on their respective businesses, such businesses having been carried on in the ordinary course;

(ee)	the Corporation does not owe any money to, does not have any present loans to, has not borrowed any monies from, and is not otherwise indebted to any officer, director, employee, shareholder or any person not dealing at “arm’s length” (as such term is defined in the Tax Act) with the Corporation except as set forth in the Corporation’s Financial Statements included or incorporated by reference in the Registration Statement, each Prospectus, the Disclosure Package and the U.S. Final Prospectus, and except for payroll obligations in the normal course of business;

(ff)	except as disclosed in the Prospectus, the Corporation does not have any agreements of any nature whatsoever to acquire, merge or enter into any business combination with any entity, or to acquire or lease any other business operations;

(gg)	except as included in the Prospectus, there are no “significant acquisitions”, “significant dispositions” and “significant probable acquisitions” for which the Corporation is required, pursuant to Applicable Securities Laws to include additional financial disclosure;

(hh)	the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
(i)	transactions are executed in accordance with management’s general or specific authorizations;

(ii)	transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Canada and to maintain asset accountability;

(iii)	access to assets is permitted only in accordance with management’s general or specific authorization; and

(iv)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
and the Corporation is not aware of any material weakness in its internal controls over financial reporting;

(ii)	the Corporation maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the 1934 Act) and the Corporation believes that such disclosure controls and procedures are effective;

(jj)	there is and has been no failure on the part of the Corporation or any of the Corporation’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(kk)	the directors, officers and key employees of the Corporation are as disclosed in the Prospectus and the compensation arrangements with respect to the Corporation’s Named Executive Officers are as disclosed in the Prospectus, and except as disclosed in the Prospectus, there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting the Corporation;

(ll)	all contracts and agreements material to the Corporation other than those entered into in the ordinary course of its business as presently conducted and taken as a whole (collectively the “Material Contracts”) have been disclosed in the Prospectus and, except as disclosed in the Prospectus or as contemplated herein, the Corporation has not approved, entered into any binding agreement in respect of, or has any knowledge of, the purchase of any material property or assets or any interest therein or the sale, transfer or other disposition of any material property or assets or any interest therein currently owned, directly or indirectly, by the Corporation, whether by asset sale, transfer of shares or otherwise;

(mm)	the Corporation has no knowledge of any proposed or planned disposition of shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Corporation;

(nn)	the Corporation and each of the Subsidiaries maintain insurance against loss of, or damage to, their material assets including property and casualty insurance for all of its operations; and all of the policies in respect of such insurance are in amounts and on terms that in the view of Corporation’s management are reasonable for operations such as these, and are in good standing in all respects and not in default in any respect;

(oo)	all tax returns, reports, elections, remittances, filings, withholdings and payments of the Corporation, and the Subsidiaries, required by law to have been filed or made, have been filed or made (as the case may be) and are substantially true, complete and correct and all taxes owing of the Corporation and all material amounts of taxes owing by the Subsidiaries as at December 31, 2006 have been paid or accrued in the Corporation’s Financial Statements;

(pp)	the Corporation and the Subsidiaries, have been assessed for all applicable taxes to and including the Corporation’s fiscal year ended December 31, 2006 and have received all appropriate refunds, have made adequate provision for taxes payable for all subsequent periods and the Corporation is not aware of any material contingent tax liability of the Corporation or of the Subsidiaries, taken as a whole, not adequately reflected in the Corporation’s Financial Statements;

(qq)	except as disclosed in the Prospectus, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding or, to the best of its knowledge, pending, threatened against or affecting the Corporation, or the Subsidiaries, or to the best of the Corporation’s knowledge, their respective directors, officers or promoters, at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of its knowledge, there is no basis therefor;

(rr)	neither the Corporation nor to the best of the Corporation’s knowledge after due inquiry, any of the Subsidiaries has been in material violation of, in connection with the ownership, use, maintenance or operation of its property and assets, any applicable federal, provincial, state, municipal or local laws, by-laws, regulations, orders, policies, permits, licences, certificates or approvals having the force of law, domestic or foreign, relating to environmental, health or safety matters or hazardous or toxic substances or wastes, pollutants or contaminants (collectively in this section, “environmental laws”). Without limiting the generality of the foregoing:
(i)	the Corporation and each of the Subsidiaries has occupied its properties and has received, handled, used, stored, treated, shipped and disposed of all pollutants, contaminants, hazardous or toxic materials, controlled or dangerous substances or wastes in compliance with all applicable environmental laws and has received all permits, licenses or other approvals required of them under applicable environmental laws to conduct their respective businesses; and

(ii)	there are no orders, rulings or directives issued against the Corporation or any of the Subsidiaries, and there are no orders, rulings or directives pending or threatened against the Corporation or any of the Subsidiaries under or pursuant to any environmental laws requiring any work, repairs, construction or capital expenditures with respect to any property or assets of the Corporation or any of the Subsidiaries;
(ss)	no notice with respect to any of the matters referred to in Subsection 4.1(rr), including any alleged violations by the Corporation or any of the Subsidiaries with respect thereto has been received by the Corporation or any of the Subsidiaries, and no writ, injunction, order or judgement is outstanding, and no legal proceeding under or pursuant to any environmental laws or relating to the ownership, use, maintenance or operation of the property and assets of the Corporation or any of the Subsidiaries is in progress, threatened or, to the best of the Corporation’s knowledge, pending, which could be expected to have a material adverse effect on the Corporation or the Subsidiaries, taken as a whole, and there are no grounds or conditions which exist, on or under any property now or previously owned, operated or leased by the Corporation or any of the Subsidiaries, on which any such legal proceeding might be commenced with any reasonable likelihood of success or to which passage of time, or the giving of notice or both, would give rise;

(tt)	the Corporation, the Subsidiaries and their respective directors, officers and promoters are not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever where non-compliance would have a material adverse effect on the Corporation;

(uu)	the Corporation’s auditors, who audited the Corporation’s Financial Statements and who provided their audit report thereon, are independent public accountants as required under Applicable Securities Laws and there has never been a reportable event (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) between the Corporation and such auditors or, to the knowledge of the Corporation, any former auditors of the Corporation, nor has there been any event (other than non-payment of fees prior to 2004) which has led any of the Corporation’s auditors to threaten to resign as auditors;

(vv)	except as provided herein, there is no person, firm or corporation acting or purporting to act for the Corporation entitled to any brokerage or finder’s fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any person, firm or corporation acting or purporting to act for the Corporation becomes entitled at law to any fee from the Underwriters, the Corporation covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof;

(ww)	all written agreements and other written materials provided to or made available to the Underwriters and their counsel contain no misrepresentations as of the date provided;

(xx)	the Corporation is, and will be until the completion of the distribution of the Shares hereunder, subject to the reporting requirements under Section 12 of the 1934 Act, has filed all reports required to be filed pursuant to Section 13 of the 1934 Act, and is not in default of its obligations under the 1934 Act;

(yy)	all material written representations and submissions made by or on behalf of the Corporation to any Regulatory Authority in furtherance of the filing of the Canadian Prospectus, other than for written information provided in respect of and by the Underwriters and their affiliates, are true and correct in all material respects and contain no misrepresentation;

(zz)	the Corporation meets the general eligibility requirements for use of Form F-10 under the U.S. Securities Act and is eligible to file a short form prospectus under NI 44-101;

(aaa)	the Preliminary Prospectus, the Final Prospectus, the Preliminary Warrant Prospectus and the Final Warrant Prospectus (collectively, a “Canadian Prospectus”) will be prepared and filed in compliance in all material respects with the Applicable Securities Laws, and, at the time of delivery of the Offered Units to the Underwriters, the Final Prospectus will comply in all material respects with the Applicable Securities Laws and the Corporation shall fulfill and comply with the necessary requirements of the Applicable Securities Laws in order to enable the Offered Units to be lawfully distributed in the Qualifying Provinces through the Underwriters or any other investment dealers or brokers registered as such in the Qualifying Provinces and acting in accordance with the terms of their registrations and the Applicable Securities Laws;

(bbb)	none of the Commissions, the SEC, any stock exchange in Canada or the United States or any other regulatory authority or court has issued an order preventing or suspending the use or effectiveness, as the case may be, of any Canadian Prospectus, the Disclosure Package (as hereinafter defined), the U.S. Final Prospectus, the Registration Statement or the Warrant Registration Statement relating to the proposed Offering or preventing the distribution of the Offered Units or the exercise of the Warrants, or issuance of the Warrant Shares or instituted proceedings for any such purpose and no proceedings for any such purpose are pending or, to the knowledge of the Corporation, are contemplated by any of the aforementioned parties, and any request on the part of such parties for additional information from the Corporation has been complied with;

(ccc)	each Canadian Prospectus was or shall, as the case may be, as of its respective date of filing and, except as amended prior to the Closing Date in accordance with Applicable Securities Laws, as of the Closing Date (i) constitutes full, true and plain disclosure of all material facts relating to the Corporation and the Offered Units, (ii) contains no misrepresentation, as defined under Applicable Securities Laws, and (iii) does not omit any information which is necessary to make the statements contained therein not misleading; the documents incorporated by reference in each Canadian Prospectus and the U.S. Prospectus, when filed with the Commission or Reviewing Authority as the case may be and the SEC, were prepared in accordance with the Applicable Securities Laws, and any further documents so filed and incorporated by reference in any Canadian Prospectus and the U.S. Prospectus, or any further amendment or supplement thereto, when such documents are filed with the Commission or Reviewing Authority as the case may be and the SEC, will be prepared in accordance with the Applicable Securities Laws;

(ddd)	the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Final Prospectus (together, the “U.S. Prospectus”) conforms or will conform, as the case may be, to the Preliminary Prospectus and Final Prospectus, respectively, except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC and, as of their respective dates, the Registration Statement, the Form F-X, the U.S. Preliminary Prospectus and the U.S. Final Prospectus, as amended or supplemented, if applicable, comply or will comply, as the case may be, in all material respects with the U.S. Securities Act;

(eee)	as of the date and time the Registration Statement was declared effective (the “Effective Time”), neither the Registration Statement nor any amendment or supplement thereto contains or shall contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(fff)	as of the date and time immediately prior to the Effective Time (the “Applicable Time”), the U.S. Preliminary Prospectus, any “free writing prospectus” as defined in Rule 405 of the U.S. Securities Act (a “Free Writing Prospectus”) and any “issuer free writing prospectus” as defined in Rule 433 of the U.S. Securities Act (an “Issuer Free Writing Prospectus” and, together with any Free Writing Prospectus and the U.S. Preliminary Prospectus, the “Disclosure Package”), when taken together as a whole, will not, as of the Applicable Time, and on the Closing Date and on any settlement date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ggg)	each Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Registration Statement or the applicable Canadian Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified;

(hhh)	at the time the Warrant Registration Statement becomes effective under the U.S. Securities Act:
(i)	the Canadian Warrant Prospectus will comply in all material respects with Applicable Securities Laws as interpreted and applied by the Reviewing Authority;

(ii)	the U.S. Warrant Prospectus will conform to the Canadian Warrant Prospectus, except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission;

(iii)	the Warrant Registration Statement, and any amendments or supplements thereto will comply in all material aspects with the requirements of the U.S. Securities Act;

(iv)	none of the Warrant Registration Statement, or any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(v)	each of the U.S. Warrant Prospectus, the Canadian Warrant Prospectus, and any Supplementary Material or any amendment or supplement thereto will constitute full, true and plain disclosure of all material facts relating to the Corporation and the Warrant Shares, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(iii)	there are:
(i)	no reports or information that in accordance with the requirements of the Applicable Securities Laws must be made publicly available in connection with the Offering that have not been or will not be made publicly available as required, and there are no documents required to be filed with the Commissions in connection with a Canadian Prospectus that have not been filed (or that will not be filed prior to the Closing Date in accordance with Applicable Securities Laws) as required pursuant to Applicable Securities Laws and delivered to the Underwriters; and

(ii)	no contracts, documents or other materials required to be described or referred to in a Canadian Prospectus or the U.S. Prospectus or to be filed as exhibits to the Registration Statement that will not be described, referred to or filed as required and, in the case of those documents filed, delivered to the Underwriters;
(jjj)	the Corporation was not and is not an “ineligible issuer” as defined in Rule 405 of the U.S. Securities Act (an “Ineligible Issuer”), without taking account of any determination by the SEC pursuant to Rule 405 of the U.S. Securities Act that it is not necessary that the Corporation be considered an Ineligible Issuer
(i)	at the time of filing the Registration Statement, and

(ii)	as of the date and time this Agreement is executed and delivered by the parties hereto (with such date being used as the determination date for purposes of this subparagraph (ii)),
(kkk)	the Corporation is, and upon completion of the transactions described herein, and assuming the anticipated use of the proceeds thereof to be described in each Canadian Prospectus, the Disclosure Package and the U.S. Final Prospectus, will be, a “foreign private issuer” within the meaning of Rule 3b-4 under the 1934 Act;

(lll)	the Corporation has not withheld from the Underwriters any facts relating to the Corporation or to the Offering that would be material to a prospective purchaser of the Offered Units;

(mmm)	the French language version of the Prospectus is (including the documents incorporated by reference therein) in all material respects a complete and proper translation of the English language version thereof;

(nnn)	to the knowledge of the Corporation, none of the Corporation, its officers or directors is aware of any circumstances presently existing under which liability is or could reasonably be expected to be incurred under Part XXIII – Civil Liability for Secondary Market Disclosure of the Securities Act (Ontario); and

(ooo)	the Corporation is not and, after giving effect to the Offering and the application of the proceeds thereof described in each of the Canadian Prospectus, the Disclosure Package, the Registration Statement and the U.S. Final Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
4.2	The representations and warranties of the Corporation contained in this Agreement shall be true at the Time of Closing on the Closing Date and if the Over-Allotment Option is exercised, the Over-Allotment Closing Date, as though they were made at such Time of Closing and they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of the Underwriters.

4.3	Each of the Underwriters represents and warrants to the Corporation, severally, and not jointly, and acknowledges that the Corporation is relying upon such representations and warranties in entering into this Agreement, that:
(a)	it is a valid and subsisting corporation under the laws of the jurisdiction in which it was incorporated, continued or amalgamated; and

(b)	it has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein.
5.	ADDITIONAL COVENANTS
5.1	The Corporation covenants and agrees with the Underwriters that it shall:
(a)	file with the Exchanges all required documents and pay all required filing fees, and do all things required by the rules and policies of the Exchanges, in order to obtain prior to the Closing Date the requisite acceptance or approval of the Exchanges for the Offering;

(b)	prior to the Time of Closing on the Closing Date, fulfil to the satisfaction of the Underwriters all legal requirements (including, without limitation, compliance with Applicable Securities Laws and applicable U.S. securities laws) to be fulfilled by the Corporation to permit the completion of the distribution of the Offered Units as contemplated in this Agreement, the Final Prospectus and the U.S. Prospectus and to enable the Units and the Additional Units to be distributed free of trade restrictions in the Qualifying Jurisdictions;

(c)	until the Time of Closing on the Over-Allotment Closing Date, notify the Underwriters promptly, and confirm the notice in writing:
(i)	when any Issuer Free Writing Prospectus shall have first been used, when any post-effective amendment to the Registration Statement or the Warrant Registration Statement shall have been filed with the SEC or shall have become effective, and when any supplement to the U.S. Prospectus or any Canadian Prospectus or any amended U.S. Prospectus or any Canadian Prospectus or Supplementary Material shall have been filed;

(ii)	of the receipt of any comments from the Commissions or the SEC;

(iii)	of any request by any of the Commissions to amend any Canadian Prospectus or for additional information or of any request by the SEC to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information;

(iv)	of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the Warrant Registration Statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the Offered Units for offering and sale in any jurisdiction, or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any of such purposes; and

(v)	of the issuance by any of the Commissions or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Offered Units or the trading in the Common Shares or other securities of the Corporation, or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose;
and the Corporation will use every commercially reasonable effort to prevent the issuance of any stop order, any order preventing or suspending the use of any prospectus or any order ceasing or suspending the distribution of the Offered Units or the trading in the Common Shares or other securities of the Corporation and, if any such order is issued, to obtain the revocation thereof at the earliest possible time;

(d)	furnish to the Underwriters, without charge:
(i)	a signed copy of each Canadian Prospectus (in English and French languages), the Registration Statement and the Warrant Registration Statement (including all exhibits thereto, documents filed therewith (including photocopies of the Form F-X and Warrant Form F-X) and amendments thereof) and an additional conformed copy of the Registration Statement and the Warrant Registration Statement (without exhibits thereto); and

(ii)	at any time ending at the end of the period described in Subsection 5.1(h) below, at the place or places which the Underwriters may reasonably request, the Underwriters’ reasonable requirements of the commercial copies of each Canadian Prospectus (in English and French languages as required), the U.S. Prospectus and any Free Writing Prospectus or Issuer Free Writing Prospectus and such deliveries shall be made as soon as possible after the filing of such documents and, in any event, within one Business Day of such filing and the delivery will constitute the Corporation’s consent to the Underwriters use of such documents in connection with the Offering;
(e)	by the act of having delivered each of the Canadian Prospectus and any amendments thereto to the Underwriters, have represented and warranted to the Underwriters that all material information and statements (except information and statements relating solely to the Underwriters) contained in such documents, at the respective dates of initial delivery thereof, comply with the Applicable Securities Laws of the Qualifying Jurisdictions and are true and correct in all material respects, and that such documents, at such dates, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Corporation as required by the Applicable Securities Laws of the Qualifying Jurisdictions;

(f)	not and, unless it obtains the prior written consent of the Underwriters, the Corporation will not make any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Corporation with the SEC or retained by the Corporation under Rule 433 of the U.S. Securities Act; any free writing prospectus consented to by the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus”; and the Corporation agrees that (i) it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) it will comply with the requirements of Rules 164 and 433 under the U.S. Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping;

(g)	during the period prior to the completion of the distribution of the Offered Units, promptly notify the Underwriters in writing of any material change (actual or proposed) in the business, affairs, operations, assets or liabilities (contingent or otherwise) or capital of the Corporation, taken as a whole, or of any change which is of such a nature as to result in a misrepresentation in either of the Prospectus or any amendment thereto; notwithstanding Subsection 5.1(h) below, the Corporation shall not file any amendment to the Prospectus or the U.S. Prospectus or any other material supplementary to the Prospectus or the U.S. Prospectus (all such amendments and material being Supplementary Material), of which the Underwriters shall not have previously been advised and furnished a copy along with any supplementary material or to which the Underwriters shall have objected, acting reasonably, promptly after reasonable notice thereof; provided, however, that this provision shall not prohibit the Corporation from complying with its timely disclosure and other obligations under applicable securities legislation and the requirements of any relevant stock exchange arising out of any material change or change in material information, and, in addition to the foregoing, the Corporation shall, in good faith, discuss with the Underwriters any change in circumstances (actual or proposed) which is of such a nature that there is or ought to be consideration given by the Corporation as to whether notice in writing of such change need be given to the Underwriters pursuant to this Subsection;
(h)	if, at any time prior to the completion of the distribution of the Offered Units, any event shall occur or condition exist as a result of which it is necessary to amend the Disclosure Package, Registration Statement or supplement or amend the U.S. Prospectus or any Canadian Prospectus in order that the Disclosure Package, Registration Statement, Warrant Registration Statement, U.S. Prospectus or any Canadian Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser (or in lieu thereof, the notice referred to in Rule 173 of the U.S. Securities Act) or if, in the opinion of the Corporation, it is necessary to amend the Disclosure Package, Registration Statement, Warrant Registration Statement or amend or supplement any Canadian Prospectus or the U.S. Prospectus to comply with the Applicable Securities Laws, the U.S. Securities Act or the applicable rules and regulations thereunder, and subject to Subsection 5.1(g) above, forthwith prepare, file with the SEC or any Commission within any applicable time limitation and furnish to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Corporation) to which Offered Units may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the U.S. Prospectus or any Canadian Prospectus (in the English and French languages) (to be effected, if necessary, by the filing with the SEC of a post-effective amendment to the Registration Statement) so that the statements in the U.S. Prospectus or any Canadian Prospectus as so amended or supplemented will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the U.S. Prospectus or any Canadian Prospectus is delivered to a purchaser, not misleading or so that the Disclosure Package, Registration Statement, the U.S. Prospectus or each Canadian Prospectus, as amended or supplemented, will comply with applicable law and comply with any other requirements under the Applicable Securities Laws and U.S. securities laws and the rules of the Exchanges and the expense of complying with this Subsection shall be borne by the Corporation; and concurrently with the delivery of an amendment or supplement to the Preliminary Prospectus and the Final Prospectus to the Underwriters, the Corporation shall deliver to the Underwriters duly executed copies of any Supplementary Material required to be filed by the Corporation in accordance with this Subsection and a French Language Prospectus Opinion, and, if any financial or accounting information is contained in any of the Supplementary Material, an additional Comfort Letter to that required by Subsection 5.1(o) below and a French Language Auditor’s Opinion;

(i)	use its commercially reasonable efforts to qualify the Offered Units for offer and sale under the securities or “blue sky” laws of such United States jurisdictions as the Underwriters shall reasonably request;

(j)	during the period when the U.S. Prospectus is required to be delivered under the U.S. Securities Act; and
(i)	file promptly all documents required to be filed by the Corporation with the SEC pursuant to Section 13 or 15(d) of 1934 Act subsequent to the time the Registration Statement becomes effective; and

(ii)	in the event that any document is filed with any Commission or the SEC subsequent to the time the Registration Statement becomes effective that is deemed to be incorporated by reference in each Canadian Prospectus, if required by the U.S. Securities Act, file such document as an exhibit to the Registration Statement by post-effective amendment or otherwise in accordance with the U.S. Securities Act or the 1934 Act;
(k)	not to issue any press release or other public announcement between the date hereof and the Over-Allotment Closing Date without first consulting with the Underwriters;

(l)	prior to the completion of the Offering, allow the Underwriters to review the Prospectus and conduct all due diligence which the Underwriters may reasonably require in order to fulfil their statutory obligations as Underwriters and in order to enable them to execute, acting prudently and responsibly, the certificates required to be executed by the Underwriters in such documents, including, without limitation, all corporate and operating records, financial information (including budgets), copies of the financial statements to be incorporated by reference in the Prospectus and access to key officers of the Corporation;

(m)	maintain its status as a “reporting issuer” or the equivalent not in default in each province and territory of Canada for a period of two years from the Closing Date;

(n)	maintain its listing of its Common Shares on the Exchanges for a period of two years from the Closing Date;

(o)	deliver to the Underwriters and their legal counsel, as applicable:
(i)	at the time of execution of the Final Prospectus by the Underwriters, a long form comfort letter (the “Comfort Letter”) of the Corporation’s auditors addressed to the Underwriters and to the directors of the Corporation and dated as of the date of the Final Prospectus, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the verification of the financial information and accounting data contained in the Preliminary Prospectus and the Final Prospectus and to such other matters as the Underwriters may reasonably require;

(ii)	at the time of execution of the Final Prospectus, a favourable legal opinion (the “French Language Prospectus Opinion”) of the Corporation’s counsel, or such counsel’s Québec agent, addressed to the Underwriters and their legal counsel and dated as of the date of the Final Prospectus, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably to the effect that the French language versions of each of the Prospectus, together with each document incorporated for reference therein (other than financial statements and other financial data contained therein covered by the French Language Auditors’ Opinion), is in all material respects a complete and proper translation of the English version thereof;

(iii)	at the time of execution of the Final Prospectus, a favourable opinion (the “French Language Auditors’ Opinion”) of the Corporation’s auditors addressed to the Underwriters and their legal counsel and dated as of the date of the Final Prospectus, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, to the effect that the financial statements and other financial data contained or incorporated by reference in the French language versions of the Prospectus, is in all material respects a complete and proper translation of the English version thereof;

(iv)	at the Time of Closing on the Closing Date, a long form comfort letter (“Bring Down Comfort Letter”) of the Corporation’s auditors addressed to the Underwriters and dated as of the Closing Date in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, bringing forward to the Closing Date the information contained in the Comfort Letter and addressing such other matters as the Underwriters may reasonably require;
(v)	at the Time of Closing on the Closing Date, favourable legal opinions (the “Legal Opinions”) of the Corporation’s various legal counsel (excluding U.S. legal counsel), addressed to the Underwriters and their legal counsel and dated as of the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the Final Prospectus, the issuance, trade and distribution of the Units and any Additional Units, as applicable, without restriction, in the Qualifying Jurisdictions, corporate status, corporate authority and capacity, qualification to carry on business, enforceability, legal compliance, issued capital, listing, tax matters, litigation matters, compliance with Quebec language laws and to such other matters as the Underwriters may require, acting reasonably. In addition, the Corporation’s legal counsel will provide Rule 10b-5 negative assurance statements addressed to the Underwriters and their legal counsel and dated as of the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the Final Prospectus;

(vi)	at the Time of Closing on the Closing Date, a favourable legal opinion of the Corporation’s U.S. legal counsel (the “U.S. Legal Opinion”), addressed to the Underwriters and their legal counsel and dated as of the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the Registration Statement and the offer and sale of the Units and any Additional Units, as applicable, in the U.S. and to such other matters as the Underwriters may require, acting reasonably. In addition to the U.S. Legal Opinion, the Corporation’s U.S. legal counsel will provide a Rule 10b-5 negative assurance statement addressed to the Underwriters and their legal counsel and dated as of the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the Registration Statement;

(vii)	at the Time of Closing on the Closing Date the Underwriters shall have received favourable legal opinions (the “Corporate Opinions”) from foreign counsel, dated the Closing Date and addressed to the Underwriters and their legal counsel, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, with respect to the Subsidiaries relating to (i) the due incorporation and good standing under the laws of the applicable jurisdiction and qualification to carry on business in such jurisdictions where the Subsidiaries carry on business; (ii) the issued and outstanding share capital; (iii) the ownership of the issued and outstanding shares; and (iv) such other matters as the Underwriters may require, acting reasonably;

(viii)	at the Time of Closing on the Closing Date, favourable legal opinions of the Corporation’s U.S. and South African legal counsel, addressed to the Underwriters and their legal counsel and dated prior to or on the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to title of the Hollister Project and the Burnstone Project, respectively, as well as the Corporation’s ability to conduct the activities it is presently and anticipated to be conducting in respect thereof and its compliance with standards required to be met (now or in the future) in respect of black economic empowerment legislation and policies in order to convert prospecting and mining rights and otherwise benefit from such rights in the future (the “Title Opinions”);

(ix)	at the Time of Closing on the Closing Date, a certificate (the “Officers’ Certificate”) of the Corporation by its Chief Executive Officer and Chief Financial Officer, addressed to the Underwriters and their legal counsel and dated as of the Closing Date, in form and content acceptable to the Underwriters and their legal counsel, acting reasonably, relating to the content of the Final Prospectus, the representations, warranties and covenants in this Agreement, ownership of the Corporation’s material mineral properties and surface rights overlying such properties, and to the issuance, trade and distribution of the Units and the Additional Units and to such other matters as the Underwriters may require, acting reasonably, including, without limitation, with respect to the resolutions of the board of the Corporation relating to the Offering and the incumbency and specimen signatures of signing officers; and

(x)	at the Time of Closing on the Closing Date, such other materials (the “Closing Materials”) as the Underwriters and their legal counsel may require, acting reasonably, and as are customary in a transaction of this nature, and the Closing Materials will be addressed to the Underwriters and to such parties as may be reasonably directed by the Underwriters and will be dated as of the Closing Date or such other date as the Underwriters may reasonably require;
(p)	from and including the date of this Agreement through to and including the Time of Closing on the Over-Allotment Closing Date, do all such acts and things necessary to ensure that all of the representations and warranties of the Corporation contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement remain true and correct and not do any such act or thing that would render any representation or warranty of the Corporation contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement materially untrue or incorrect;

(q)	during the period commencing on March 7, 2007 and ending on the date which is 90 days following the Closing Date, not, directly or indirectly, issue, sell, offer, grant an option or right in respect of, or otherwise dispose of, or agree to or announce any intention to, issue, sell, offer, grant an option or right in respect of, or otherwise dispose of any Common Shares or securities or financial instruments convertible into or exchangeable into Common Shares of the Corporation or enter into any agreement under which the Corporation may acquire or transfer to another, in whole or in part, any economic consequences of ownership of Common Shares, whether that agreement or arrangement may be settled by Common Shares or other securities or cash, or agree to become bound to do so, or disclose to the public any intention to do so without the prior consent of the Underwriters, such consent not to be unreasonably withheld, other than pursuant to:
(i)	the exercise of the Over-Allotment Option;

(ii)	the Hecla Acquisition and the framework agreement with Tranter Gold (Pty) Ltd. as disclosed in the Prospectus; and

(iii)	the rights and obligations in existence on March 7, 2007, including the grant or exercise of stock options and other similar issuances pursuant to any stock option plan or similar share compensation arrangements in place prior to March 7, 2007.
(r)	prior to the filing of the Final Prospectus, provide evidence satisfactory to the Underwriters of the conditional approval of the TSX of the listing and posting for trading on the TSX of the Unit Shares, Warrants and the Warrant Shares and conditional approval of AMEX of the listing and posting for trading on AMEX of the Unit Shares and Warrant Shares and prior to Time of Closing on the Closing Date provide evidence satisfactory to the Underwriters of the conditional approval of JSE of the listing and posting for trading on JSE of that number of Unit Shares, Warrants and Warrant Shares agreed to by the Lead Underwriter and the Corporation in accordance with Section 2.7, in each case subject only to satisfaction by the Corporation of customary post-closing conditions imposed by the Exchange in similar circumstances (the “Standard Listing Conditions”);
(s)	not use any written or oral opinions, advice, analysis and materials provided by the Underwriters to the Corporation in connection with the Offering for any purpose whatsoever other than personal use, and shall not reproduce, disseminate, quote from or refer to such opinion, advice, analysis or material in whole or in part at any time, in any manner or for any purpose, without the Lead Underwriter’s prior written consent in each specific instance, and the Corporation shall and shall cause its affiliates, officers, directors, shareholders, agents and advisors (including those shareholders who have an advisory relationship with the Corporation and the directors, officers, and employees of such shareholders) to, keep confidential the opinions, advice, analysis and materials furnished to the Corporation by the Underwriters and their counsel in connection with the Offering; and

(t)	use the net proceeds of the Offering in the manner set out in the Final Prospectus.
5.2	Each of the Underwriters covenants and agrees with the Corporation that it shall:
(a)	fulfil all legal requirements (including, without limitation, compliance with Applicable Securities Laws) to be fulfilled by an underwriter in connection with the Offering in the Qualifying Jurisdictions and in the United States as is customary in a transaction of this nature;

(b)	upon being satisfied, acting reasonably, that each of the Prospectus and any amendments thereto is in a form satisfactory for filing with the Commissions, execute each of the Prospectus and any amendments thereto, as the case may be, presented to the Underwriters for execution, and the Underwriters will use their commercially reasonable efforts to assist the Corporation in obtaining the requisite approvals of the Regulatory Authorities in connection with the preparation and filing of such documents;

(c)	execute all such other documents and materials as may reasonably be required and as are customary in a transaction of this nature;

(d)	not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus” as defined in Rule 405 under the U.S. Securities Act (which term includes use of any written information furnished to the SEC by the Corporation and not incorporated by reference into the Registration Statement and any press release issued by the Corporation) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the U.S. Securities Act) that was not included (including through incorporation by reference) in the U.S. Preliminary Prospectus as supplemented or amended at the Effective Time or a previously filed Free Writing Prospectus, or (ii) any Free Writing Prospectus approved by the Corporation in advance in writing;

(e)	not, without the prior written consent of the Corporation, use any free writing prospectus (including any free writing prospectus that contains the final terms of the Offered Units), provided that the Corporation shall file any free writing prospectus that contains the final terms of the Offered Units with the SEC pursuant to Rule 433 of the U.S. Securities Act; and

(f)	pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, to the extent required by Rule 433 under the U.S. Securities Act.
6.	UNDERWRITERS’ FEES AND EXPENSES
6.1	In consideration of the services to be rendered by the Underwriters to the Corporation under this Agreement, the Corporation agrees to pay to the Underwriters, at the time and in the manner specified in this Agreement, the Underwriters’ Fee.
6.2	The Corporation will pay the expenses reasonably incurred by the Underwriters in connection with the transactions contemplated herein (the “Underwriters’ Expenses”). For greater clarity, the Corporation will pay all costs and expenses related to the Offering, including, without limitation, the fees and disbursements of all legal counsel for the Underwriters and all costs and expenses of, incidental to or in connection with:
(a)	the creation, issuance, sale and distribution of the Offered Units;

(b)	the qualification of the Offered Units for distribution in the Qualifying Jurisdictions and in the U.S.;

(c)	all filing fees payable under Applicable Securities Laws and U.S. securities laws;

(d)	listing fees for the Units Shares, Warrants and Warrant Shares on the Exchanges;

(e)	the fees and disbursements of the Corporation’s auditors and legal counsel;

(f)	the preparation, translation, printing or other production of the Canadian Prospectus, U.S. Prospectus, Registration Statement, Warrant Registration Statement, Permitted Free Writing Prospectus and any “green sheet”;

(g)	the preparation of audio-visual material, marketing documents and other marketing devices;

(h)	the “roadshow” and marketing and information meetings;

(i)	the preparation and printing of certificates representing the Unit Shares, Warrant Shares and Warrants; and

(j)	the fees and expenses of the Corporation’s transfer agent and registrar, as well as out-of-pocket costs..
Regardless of whether the transactions contemplated herein are completed or not, the Corporation will pay the Underwriters’ Expenses in an amount not to exceed $1,250,000. The Underwriters’ Expenses will be payable by the Corporation at the Time of Closing on the Closing Date (and, if applicable, on the Over-Allotment Closing Date) or upon receipt by the Corporation of a detailed invoice from the Underwriters. Notwithstanding the foregoing, in the event the Offering is terminated in accordance with Section 11 hereof the Underwriters will only be reimbursed for their actual accountable out-of-pocket expenses in an amount not to exceed $1,250,000.
6.3	The Corporation shall be entitled to and shall act on any notice, waiver, extension or other communication given by or on behalf of the Underwriters by the Lead Underwriter and, except to the extent that an Underwriter notifies the Corporation in writing to the contrary, the Underwriters agree that the Lead Underwriter has the authority to bind the Underwriters with respect to all matters covered by this Agreement insofar as such matters relate to the Underwriters.
7.	UNDERWRITING PERCENTAGES
7.1	The obligations of the Underwriters hereunder, including the obligation to purchase Units and if the Over-Allotment Option is exercised, any obligation to purchase Additional Units at the Time of Closing shall be several, and not joint, and shall be limited to the percentages of the aggregate percentage of the Units and Additional Units set out opposite the name of the Underwriters below:

BMO Nesbitt Burns Inc.	70%

Desjardins Securities Inc.	10%

Pacific International Securities Inc.	10%

RBC Dominion Securities Inc.	10%
7.2	In the event that any Underwriter shall fail to purchase its applicable percentage of the Units or Additional Units, if applicable, at the Time of Closing on the Closing Date, the others shall have the right, but shall not be obligated, to purchase all of the percentage of the Units and Additional Units, if applicable, which would otherwise have been purchased by that one of the Underwriters which is in default; the Underwriters exercising such right shall purchase such Units and Additional Units, if applicable, pro rata to their respective percentages aforesaid or in such other proportions as they may otherwise agree. In the event that such right is not exercised, the others which are not in default shall be relieved of all obligations to the Corporation arising from such default. Nothing in this section shall oblige the Corporation to sell to the Underwriters less than all of the Units (or in the event of the exercise of the Over-Allotment Option in whole or in part, the number of Additional Units set out in the notice delivered in accordance with Section 3.1) or relieve from liability to the Corporation any Underwriter which shall be so in default.
8.	CONDITIONS PRECEDENT
8.1	The following are conditions to the obligations of the Underwriters to complete the transactions contemplated in this Agreement at the Time of Closing on the Closing Date, which conditions may be waived in writing in whole or in part by the Lead Underwriter on behalf of the Underwriters in their sole discretion:
(a)	the closing of the Hecla Acquisition, which closing shall occur concurrently with the Closing;

(b)	the execution of the Warrant Indenture by the Corporation and the Warrant Agent, which Warrant Indenture shall be in a form and have such terms and conditions satisfactory to the Underwriters, acting reasonably;

(c)	all actions required to be taken by or on behalf of the Corporation, including without limitation the passing of all requisite resolutions of directors of the Corporation approving the transactions contemplated hereunder, will have been taken so as to approve the Canadian Prospectus, U.S. Prospectus and the Registration Statement, to obtain the requisite approval of the Exchanges to the Offering and to validly offer, sell and distribute the Units, the Over-Allotment Option and the Additional Units;

(d)	the Corporation will have made all necessary filings with and obtained all necessary approvals, consents and acceptances of the Regulatory Authorities for the Offering and the Canadian Prospectus, including without limitation the MRRS decision document from the Commissions in respect of the Prospectus, to permit the Corporation to complete its obligations hereunder;

(e)	the Registration Statement and the Warrant Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement or the Warrant Registration Statement or preventing or suspending the use of the U.S. Prospectus or any Free Writing Prospectus or Issuer Free Writing Prospectus shall have been issued under the U.S. Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Underwriters or the knowledge of the Corporation, shall be contemplated by the SEC.

(f)	no order having the effect of ceasing or suspending the distribution of the Offered Units or the trading in the Common Shares or any other securities of the Corporation or ceasing or suspending trading by the directors, officers or promoters of the Corporation, or any one of them, shall have been issued by any securities commission, securities regulatory authority or stock exchange in Canada, the United States or South Africa and no proceedings for that purpose shall have been instituted or pending or, to the knowledge of the Corporation, shall be contemplated by any securities commission, securities regulatory authority or stock exchange in Canada, the United States or South Africa. Any request on the part of any Commission or the SEC for additional information from the Corporation shall have been complied with and the Corporation shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof;

(g)	the Corporation will have, within the required time set out hereunder, delivered or caused the delivery of the required Comfort Letter, French Language Prospectus Opinion, French Language Auditor’s Opinion, Bring Down Comfort Letter, Legal Opinions, U.S. Legal Opinion, the Rule 10b-5 negative assurance statements referred to in Subparagraphs 5.1(o)(v) and (vi), Corporate Opinions, Title Opinions, Officer’s Certificate and other Closing Materials as the Underwriters may require, acting reasonably, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably;

(h)	as of the Time of Closing on the Closing Date, there shall be no reports or information that in accordance with the requirements of Regulatory Authorities in Canada and United States must be made publicly available in connection with the sale of the Units and the Additional Units that have not been made publicly available as required; no contracts, documents or other materials required to be filed with Regulatory Authorities in connection with the Prospectus that have not been filed as required and delivered to the Underwriters; no contracts, documents or other materials required to be described or referred to in the Prospectus that are not described or referred to as required and delivered to the Underwriters;

(i)	the Underwriters shall have received at the Time of Closing on the Closing Date a letter from the transfer agent of the Corporation dated the date of Closing and signed by an authorized officer of such transfer agent confirming the issued capital of the Corporation;

(j)	the Underwriters not having exercised any rights of termination set forth in this Agreement;

(k)	the Underwriters having received at the Time of Closing on the Closing Date such further certificates, opinions of counsel and other documentation from the Corporation as the Underwriters or their counsel may reasonably require and as are customary in a transaction of this nature;

(l)	there shall not have occurred since December 31, 2006 and the Time of Closing on the Closing Date, any adverse material change (actual, anticipated, contemplated or, to the knowledge of the Corporation, threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and each of the Subsidiaries on a consolidated basis;

(m)	the due diligence conducted by the Underwriters shall not have revealed any adverse material change or material fact in respect of the Corporation not generally known to the public which should have been previously disclosed, and the Underwriters being satisfied, acting reasonably, with the results of their due diligence investigation of the Corporation prior to the Time of Closing on the Closing Date;

(n)	the Corporation will have, as of the Time of Closing on the Closing Date, complied with all of its covenants and agreements contained in this Agreement, including without limitation all requirements for approval of the Offering and the listing and the posting for trading of the Unit Shares, Warrants, and Warrants Shares on the TSX, the listing and posting of the Unit Shares and Warrant Shares on the AMEX and the listing and posting of that number of Unit Shares, Warrants and Warrant Shares as agreed to by the Lead Underwriter and the Corporation in accordance with Section 2.7 on the JSE;

(o)	the representations and warranties of the Corporation contained in this Agreement will be true and correct as of the Time of Closing on the Closing Date as if such representations and warranties had been made as of the Time of Closing on the Closing Date; and

(p)	the National Association of Securities Dealers, Inc. (“NASD”) shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
9.	CLOSING
9.1	The Corporation and the Underwriters shall cause the Closing to occur on April 19, 2007 or such other date as may be agreed by the Corporation and the Underwriters.
9.2	The closing of the transactions contemplated under this Agreement (the “Closing”) shall be completed at the offices of Lang Michener LLP, 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 4N7, legal counsel to the Corporation, at the Time of Closing on April 19, 2007 or such other date as may be agreed to by the Corporation and the Underwriters (the “Closing Date”).
9.3	On the Closing, the Corporation shall issue and deliver to the Underwriters, in the location that the Lead Underwriter advises the Corporation in writing not less than two business days before the Closing Date, the certificates (in physical or electronic form as the Lead Underwriter may advise in writing not less than two business days prior to the Closing Date) representing the Units (including any Additional Units) in the names and denominations requested by the Lead Underwriter, acting reasonably.
9.4	If the Corporation has satisfied all of its obligations under this Agreement, on the Closing the Underwriters shall pay to the Corporation the gross proceeds of the sale of the Units and any Additional Units, less the Underwriters’ Fee and Underwriters’ Expenses.
10.	INDEMNITY
10.1	The Corporation shall protect, hold harmless and indemnify each of the Underwriters, each person (a “Control Person”), if any, who controls any of the Underwriters within the meaning of Section 15 of the U.S. Securities Act and their respective affiliates and their and each of their Control Persons and affiliates, respective directors, officers, employees, shareholders and agents (as applicable)

(collectively, the “Indemnified Parties” and individually an “Indemnified Party”) from and against all losses, claims, damages, liabilities, costs and expenses, including, without limitation, all amounts paid to settle actions, satisfy judgments or awards or to enforce this indemnity and all reasonable legal fees and expenses on a solicitor and own client basis (collectively, a “Claim”) caused by or arising directly or indirectly by reason of the transactions contemplated in, or the services provided under, this Agreement including, without limitation:
(a)	any breach by the Corporation of, or default under, any covenant or agreement of the Corporation in this Agreement which has not been waived by the Underwriters under this Agreement or any inaccuracy of any representation or warranty of the Corporation under this Agreement or any other document to be delivered pursuant hereto or the failure of the Corporation to comply with any of its obligations hereunder or thereunder;

(b)	any information or statement (except any information or statement relating to the Underwriters, or any of them, provided by the Underwriters) contained in any of the Canadian Prospectus, the U.S. Prospectus, the Registration Statement, the Warrant Registration Statement, the Free Writing Prospectus or the Issuer Free Writing Prospectus (including any documents incorporated by reference therein) or any Supplemental Material or additional or ancillary material, information, evidence, return, report, application statement or document (collectively the “Additional Materials”) being or being alleged to be a misrepresentation or untrue or any omission or alleged omission to state in those documents any material fact (except facts relating to the Underwriters, or any of them, provided by the Underwriters) required to be stated in those documents or necessary to make any of the statements therein not misleading in light of the circumstances in which they were made;

(c)	any order made or any inquiry, investigation or proceeding instituted, threatened or announced by any court, securities regulatory authority or stock exchange or by any other competent authority, based upon any untrue statement, omission or misrepresentation or alleged untrue statement, omission or misrepresentation (except a statement, omission or misrepresentation relating to the Underwriters, or any of them, provided by the Underwriters) contained in any of the Canadian Prospectus, the U.S. Prospectus, the Registration Statement, the Warrant Registration Statement, the Free Writing Prospectus or the Issuer Free Writing Prospectus (or any document incorporated by reference therein) or any Supplemental Material or any Additional Materials which operates to prevent or restrict the trading in or the sale or distribution of the Units and the Additional Units;

(d)	the Corporation not complying with any requirement of any Applicable Securities Laws or U.S. securities laws relating to the Offering and any regulatory requirements (including any filing or notice in connection in any U.S. federal or state securities laws or rules of any stock exchange or quotation system);

(e)	any order made by any regulatory authority that trading in or distribution of any of the Corporation’s securities is to cease or be suspended, including an order prohibiting the trade or distribution of any of the securities referred to herein;

(f)	the failure or inability of the Corporation to allot, issue and deliver any or all of the certificates representing the Units and, if applicable, the Additional Units in a form and denomination satisfactory to the Underwriters at the time and place as the Underwriters may reasonably require for the completion of the transactions referred to herein; and

(g)	a determination made by any competent authority setting aside the trade or distribution of any of the securities referred to herein, other than as a result of a breach by any of the Underwriters of its covenants herein;

and shall reimburse the Indemnified Parties for all reasonable costs, charges and expenses, as incurred, which any of them may pay or incur in connection with investigating or disputing any Claim or action related thereto including the fees and expenses of legal counsel on a solicitor and own client basis.
This indemnity shall be in addition to any liability which the Corporation may otherwise have.
10.2	If any Claim contemplated by this Section 10 is asserted against any of the Indemnified Parties, or if any potential Claim contemplated by this Section 10 comes to the knowledge of any of the Indemnified Parties, the Indemnified Party concerned shall notify in writing the Corporation as soon as reasonably practicable, of the nature of the Claim (provided that any failure to so notify in respect of any potential Claim shall not affect the liability of the Corporation under this Section 10, except to the extent that such delay prejudices the Corporation’s ability to contest such Claim). The Corporation shall, subject to the following, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce the Claim; provided that the defence shall be through legal counsel selected by the Corporation and acceptable to the Indemnified Party, acting reasonably, and no admission of liability shall be made by the Corporation without the prior written consent of the Indemnified Party. An Indemnified Party shall have the right to employ separate counsel in any such suit and participate in its defence but the fees and expenses of that counsel shall be at the expense of the Indemnified Parties unless:
(a)	the Corporation fails to assume the defence of the suit on behalf of the Indemnified Party within a reasonable time of receiving notice of the suit;

(b)	the employment of that counsel has been authorized in writing by the Corporation; or

(c)	the named parties to the suit (including any added or third parties) including the Corporation and the Indemnified Party have been advised in writing by outside counsel that representation of the Indemnified Party by counsel for the Corporation is inappropriate as a result of the potential or actual conflicting interests of those represented;
(in each of the cases set out in Subsections 10.2(a), (b) or (c), the Corporation shall not have the right to assume the defence of the suit on behalf of the Indemnified Party, but the Corporation shall be liable to pay the reasonable fees and expenses of separate counsel for all Indemnified Parties and, in addition, of local counsel in each applicable jurisdiction on a solicitor and own client basis). Notwithstanding the foregoing, no settlement may be made by an Indemnified Party without the prior written consent of the Corporation, which consent shall not be unreasonably withheld.
10.3	The Corporation hereby acknowledges and agrees that, with respect to this Section 10, the Underwriters are contracting on their own behalf and as agents for their Control Persons, affiliates, directors, officers, employees, shareholders and agents and each of their Control Persons and affiliates’ respective directors, officers, employees, shareholders, and agents (collectively, the “Beneficiaries”). In this regard, each of the Underwriters shall act as trustee for the Beneficiaries of the covenants of the Corporation under this Section 10 with respect to the Beneficiaries and accept these trusts and will hold and enforce those covenants on behalf of the Beneficiaries.
10.4	In order to provide for just and equitable contribution in circumstances in which an indemnity provided in Section 10 would otherwise be available in accordance with its terms but is, for any reason not solely attributable to any one or more of the Indemnified Parties, held to be unavailable to or unenforceable by the Indemnified Parties or enforceable otherwise than in accordance with its terms, the Underwriters and the Corporation, as the case may be, shall contribute to the aggregate of all Claims (other than losses of profits in connection with the distribution of the Units and the Additional Units) of the nature contemplated in Section 10 and suffered or incurred by the Indemnified Parties in proportions reflective of the relative benefits received by the Corporation and any Indemnified Party, as well as their relative fault and any other relevant equitable considerations, as determined by a court of competent jurisdiction; provided that the Underwriters shall not in any event be liable to contribute, in the aggregate, any amount in excess of the Underwriters’ Fee or any portion actually received.
10.5	No party guilty of gross negligence, wilful misconduct, fraud or fraudulent misrepresentation shall be entitled to claim indemnification under this Section 10 or contribution under Section 10.4 from any person who is not guilty of such gross negligence, wilful misconduct, fraud or fraudulent misrepresentation.
10.6	The rights to contribution provided in this section shall be in addition to and not in derogation of any other right to contribution which the Indemnified Parties may have by statute or otherwise at law provided that Section 10.4 shall apply, mutatis mutandis, in respect of that other right.
10.7	The obligations under this Section 10 shall apply from March 7, 2007, the date of the engagement letter between the Lead Underwriter and the Corporation, and shall apply whether or not the transactions contemplated by this Agreement are completed and shall survive the completion of the transactions contemplated under this Agreement and the termination of this Agreement.
11.	TERMINATION OF AGREEMENT
11.1	Except as otherwise provided herein, all terms and conditions set out herein shall be construed as conditions and any breach or failure by the Corporation to comply with any such conditions in favour of the Underwriters shall entitle the Underwriters to terminate their obligation to purchase the Units and, if applicable, the Additional Units by written notice to that effect given to the Corporation prior to the Time of Closing on the Closing Date and if applicable, in respect of the Additional Units, the Over-Allotment Closing Date. The Corporation shall use its best efforts to cause all conditions in this Agreement to be satisfied. It is understood that the Underwriters may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their rights in respect of any subsequent breach or non-compliance, provided that to be binding on the Underwriters, any such waiver or extension must be in writing.
11.2	In addition to any other remedies which may be available to the Underwriters, this Agreement and any subscriptions for Units and Additional Units received by the Underwriters may be terminated by the Underwriters upon delivery of written notice from the Lead Underwriter to the Corporation at any time up to the Time of Closing on the Closing Date and if applicable, in respect of the Additional Units, the Over-Allotment Closing Date:
(a)	if there shall occur any material adverse change in the business, affairs, operations, assets, liabilities or financial condition of the Corporation and its subsidiaries considered as one enterprise, and which in the Underwriters’ opinion would reasonably be expected to have a material adverse effect on the market price or value of any of the Units, Additional Units or the Common Shares generally;

(b)	if the Underwriters or their representatives, through their due diligence investigations, discover any misrepresentation, or there is in the opinion of the Underwriters a material adverse change or a change in a material fact or a new material fact which could result or could reasonably be expected to result in the purchasers of a material number of Units or Additional Units exercising their right under any of the Applicable Securities Laws to withdraw from their purchase thereof or could reasonably be expected to have a significant adverse effect on the market price or value of the Common Shares;

(c)	if the state of financial markets in Canada or the United States is such that, in the reasonable opinion of the Underwriters (or any of them), the Units cannot be marketed profitably;

(d)	if there should occur any suspension or limitation of trading in securities generally on an Exchange, or if a general moratorium on commercial banking activities in Toronto, New York or Johannesburg should be declared by the relevant authorities, or if, in relation to the Corporation which in the reasonable opinion of the Underwriters (or any of them) operates to prevent or materially restrict trading of the Common Shares or the distribution of the Units and Additional Units;

(e)	if any inquiry, investigation or other proceeding (whether formal or informal) is commenced, threatened or announced or any order or ruling is issued by any Exchange or market, or by any other regulatory authority or a court in Canada or the United States or under or pursuant to any statute of Canada or any province or territory thereof (other than an inquiry, investigation or other proceeding based solely upon the activities or alleged activities of any Underwriter, agent or selling firm), or if any law or regulation under or pursuant to any statute of Canada or of any province or territory thereof or of the United States is promulgated or changed or there is any change of law or the interpretation or administration thereof by a securities regulator or other public authority, which in the reasonable opinion of the Underwriters, operates to prevent or materially restrict the trading of the Common Shares or the distribution of the Units and Additional Units; or

(f)	if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, including without limiting the generality of the foregoing, any military conflict, civil insurrection, or any terrorist action (whether or not in connection with such conflict or insurrection) which, in the Underwriters’ opinion, materially adversely affects or involves, or will materially adversely affect or involve, the Canadian or United States financial markets and/or prevents or materially restricts the trading of the Common Shares or the distribution of the Units and Additional Units.
11.3	The Underwriters shall use commercially reasonable efforts to give notice to the Corporation (in writing or by other means) of the occurrence of any of the events referred to in Section 11.2 provided that neither the giving nor the failure to give such notice shall in any way affect the entitlement of the Underwriters to exercise this right at any time prior to or at the Time of Closing on the Closing Date and if applicable, in respect of the Additional Units, the Over-Allotment Closing Date.
11.4	The rights of termination contained in this Section 11 as may be exercised by the Underwriters are in addition to any other rights or remedies the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement.
11.5	If the obligations of the Underwriters are terminated under this Agreement pursuant to these termination rights, the Corporation’s liabilities to the Underwriters shall be limited to the Corporation’s obligations under Sections 5.1(l), 5.1(s), 6, 10 and 11.
12.	GENERAL
12.1	Any notice to be given hereunder shall be in writing and may be given by telecopier or by hand delivery and shall, in the case of notice to the Corporation, be addressed and telecopied or delivered to:

Great Basin Gold Ltd.
Suite 1020 – 800 West Pender Street
Vancouver, British Columbia V6C 2V6
Attention: Ferdi Dippenaar
Fax No.: + 1 604 684-8092
with a copy to:
Lang Michener LLP
1500 Royal Centre,
1055 West Georgia Street,
Vancouver, British Columbia V6E 4N7
Attention: Bernard J. Zinkhofer
Fax No.: + 1 604 685-7084
and in the case of the Underwriters, be addressed and telecopied or delivered to:
BMO Nesbitt Burns Inc.
1 First Canadian Place
Toronto, Ontario M5X 1H3
Attention: William Smith
Fax No.: + 011 44 207 248-5691
Desjardins Securities Inc.
145 King Street West
Suite 2750
Toronto, Ontario M5H 1J8
Attention: Beth A. Shaw
Fax No.: + 1 416 681-5820
Pacific International Securities Inc.
1900-666 Burrard St.
Vancouver, British Columbia V6C 3N1
Attention: James P. Defer
Fax No.: + 1 604 664-3660
RBC Capital Markets
Royal Bank Plaza, South Tower
200 Bay Street, 4th Floor
Toronto, Ontario M5J 2W7
Attention: Timothy Johnston
Fax No.: + 1 416 842-7560
with a copy to:
Fasken Martineau DuMoulin LLP
2100-1075 West Georgia Street
Vancouver BC V6E 3G2
Attention: Lata Casciano
Fax No.: + 1 604 631-3232

and to:
White and Case
1155 Avenue of the Americas
New York, NY 10036-2787
Attention: Martin Glass
Fax No.: + 1 212 354-8113
The Corporation and the Underwriters may change their respective addresses for notice by notice given in the manner referred to above.
12.2	Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this Section 12.2 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.
12.3	This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein and this Agreement supersedes any previous agreements, arrangements or understandings among the parties, including the engagement letter dated March 7, 2007 other than sections 5 and 11 regarding due diligence and payment of expenses.
12.4	The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

12.5	This Agreement, including the representations, warranties and covenants contained herein, shall survive the completion of the Offering hereunder and shall continue in full force and effect and be binding upon the Corporation notwithstanding the completion of the Offering.

12.6	No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

12.7	The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date and, if applicable, the Over-Allotment Closing Date, reasonably required in order to carry out the full intent and meaning of this Agreement.

12.8	This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

12.9	This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia and the Canadian federal laws applicable therein.

12.10	The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.11	This Agreement may be signed by the parties in as many counterparts as may be deemed necessary and may be delivered by facsimile, all of which so signed and delivered shall be deemed to be an original and together shall constitute one and the same instrument.

If the foregoing is in accordance with your understanding and agreed to by you, please signify your acceptance on the accompanying counterparts of this letter and return same to the Underwriters whereupon this letter as so accepted shall constitute an agreement between the Corporation and the Underwriters enforceable in accordance with its terms.
Yours truly,
BMO NESBITT BURNS INC.

Per:	“William Smith”

William Smith
DESJARDINS SECURITIES INC.

Per:	“Beth A. Shaw”

Beth A. Shaw
PACIFIC INTERNATIONAL SECURITIES INC.

Per:	“James P. Defer”

James P. Defer
RBC DOMINION SECURITIES INC.

Per:	“Timothy Johnston

Timothy Johnston
The foregoing is accepted and agreed to on the 12th day of April, 2007, effective as of the date appearing on the first page of this Agreement.
GREAT BASIN GOLD LTD.

Per:	“Ferdi Dippenaar”

Ferdi Dippenaar
President and CEO

SCHEDULE “A”
OUTSTANDING CONVERTIBLE SECURITIES
GREAT BASIN GOLD LTD.
SHARE CAPITAL, OPTIONS, WARRANTS OUTSTANDING
as of April 12, 2007

Common Shares	113,721,713

		Exercise	Number
Other Equity types	Expiry date	price(Cdn)	granted	Total

Options	September 28, 2007	$1.15	440,000	$506,000
	December 20, 2007	$1.17	545,000	$637,650
	December 14, 2007	$1.14	15,000	$17,100
	December 19, 2008	$1.62	1,900,000	$3,078,000
	March 31, 2009	$2.07	2,861,000	$5,922,770
	March 31, 2009	$2.45	180,000	$441,000
	April 30, 2009	$2.07	107,500	$222,525
	April 30, 2009	$2.45	456,500	$1,118,425
	October 23, 2009	$2.07	400,000	$828,000
	December 31, 2010	$1.14	680,000	$775,200
	April 30, 2011	$2.45	1,255,000	$3,074,750
	November 8, 2011	$2.45	90,000	$220,500

			8,930,000	$16,841,420

Warrants (see Note 2 below)		ZAR 12.90	2,000,000
Other rights to acquire Common Shares of the Corporation:
1.	The Corporation has an obligation to issue approximately 7.94 million Common Shares to Hecla Limited in order to complete the purchase of Hecla Venture Corp.
2.	2,000,000 Common Shares pursuant to common share purchase warrants issued to former shareholders of Southgold Exploration (Proprietary) Limited under a 2006 Settlement Agreement
3.	The Corporation has agreed in principle to issue 19,938,650 Common Shares to Tranter Gold (Proprietary) Limited under its 2007 BEE transaction described in the Prospectus.
4.	On March 29, 2007 the Corporation’s compensation committee resolved to grant a further 4.045M options to employees and management under its Option Plan but pricing of these options will not occur until after closing of the short form prospectus offering.

SCHEDULE “B”
MINING CLAIMS, LICENCES AND LEASES

Permit	Old File Ref				Farm
Number	No	New File Ref No	District	Farm Name	No	Portion

26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Bakkiesfontein	568 IR	Ptn 1
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 2
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 3
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 4 (41.67%)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 5
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 6 (r/e)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 7 (r/e)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 8
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 9
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	Ptn 11
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Barnardskop	637 IR	R/e
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1059	Balfour	Brakfontein	513 IR	Ptn 2 (r/e)
35/2001	OT 5/2/2/620	MP 30/5/1/1/2/1218	Balfour	Brakfontein	513 IR	Ptn 8 (a ptn of ptn 2)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Brakfontein	513 IR	Ptn 10 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Brakfontein	513 IR	Ptn 11
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Brakfontein	513 IR	Ptn 13
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Brakfontein	513 IR	Ptn 14
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Brakfontein	513 IR	Ptn 16
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Dagbreek	551 IR	Ptn 1
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Dagbreek	551 IR	Ptn 2
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Dagbreek	551 IR	R/E
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Doornhoek	577 IR	Ptn 27 (ptn of 17)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Hartbeestfontein	638 IR	Ptn 10 (r/e) Ptn of 5
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Kleinfontein	567 IR	Ptn 1
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Kleinfontein	567 IR	Ptn 3 (50%)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Kleinfontein	567 IR	R/e
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Mooiplaas	614 IR	Formerly RE 3 of Rooiwal 607 IR
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Estates	505 IR	RE 2
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Estates	505 IR	RE 3
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Estates	505 IR	RE 4
35/2001	OT 5/2/2/620	MP 30/5/1/1/2/1218	Balfour	Rietbult Estates	505 IR	Ptn 1
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Estates	505 IR	Ptn 5
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Estates	505 IR	Ptn 8
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietbult Esates	505 IR	Ptn 10 (now consolidated to Rietfontein 509 IR)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rietfontein	553 IR	All

Permit	Old File Ref				Farm
Number	No	New File Ref No	District	Farm Name	No	Portion

30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 7
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 8
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 9
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 10
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 11 (2401 claims)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 11 (482 claims)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 12 (2401 claims)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 12 (482 claims)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 13
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 15 (Now ptn 24)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 16
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 20
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rietfontein	561 IR	Ptn 24
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rietfontein	566 IR	Ptn 4 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rietvalei	546 IR	Ptn 2 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rietvalei	546 IR	Ptn 3
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rietvalei	546 IR	Ptn 4
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rietvalei	546 IR	Ptn 5
18/2001	OT 5/2/2/585	MP 30/5/1/1/2/1038	Balfour	Rietvalei	546 IR	Ptn 6
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rietvly	600 IR	Ptn 26 (ptn of 5)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	RE 13
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 14
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	RE 15
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 16
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn17
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 18
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Roodepoort	598 IR	Ptn 19
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Roodepoort	598 IR	Ptn 20
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 22
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Roodepoort	598 IR	Ptn 23 (ptn of 8)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 24
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 25
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 26
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Roodepoort	598 IR	Ptn 27
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rustfontein	548 IR	Ptn 1 (80%)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	Ptn 1 (80%)
27/2001	OT 5/2/2/613	MP 30/5/1/1/2/1101	Balfour	Rustfontein	548 IR	Ptn 9 ( ptn of ptn 5)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rustfontein	548 IR	Ptn 10 (r/e) ptn of 4
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rustfontein	548 IR	Ptn 11
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rustfontein	548 IR	Ptn 12 (r/e) (Ptn of 7)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rustfontein	548 IR	Ptn 15 (ptn of 13)

Permit	Old File Ref				Farm
Number	No	New File Ref No	District	Farm Name	No	Portion

26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Rustfontein	548 IR	Ptn 16 (r/e) ptn of 13
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rustfontein	548 IR	RE
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Rustfontein	548 IR	RE of 7
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	Part of ptn 26 (25%)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	Ptn 17 (25%)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	Ptn 18 (25%)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	Ptn 20 (25%)
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Rustfontein	548 IR	RE of ptn 5
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Soly Sombra	570 IR	Part of
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Springfontein	549 IR	Ptn 1 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Springfontein	549 IR	Ptn 4 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Springfontein	549 IR	Ptn 5 (r/e)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Springfontein	549 IR	Ptn 15
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Springfontein	549 IR	R/E
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Stryfontein	609 IR	Ptn 2 (r/e)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Stryfontein	609 IR	Ptn 15 (ptn of 4)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Stryfontein	609 IR	Ptn 17 (ptn of 4)
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 3
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 9
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 10
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 11
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 13
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 15
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	547 IR	Ptn 16
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	550 IR	Ptn 1
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	550 IR	Ptn 2
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	550 IR	Ptn 4
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	550 IR	R/E
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Van Kolderskop	552 IR	All
35/2001	OT 5/2/2/620	MP 30/5/1/1/2/1218	Balfour	Vlakfontein	556 IR	Ptn 2
35/2001	OT 5/2/2/620	MP 30/5/1/1/2/1218	Balfour	Vlakfontein	556 IR	Ptn 4
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 5
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 6
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Vlakfontein	556 IR	Ptn 9
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 10
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 11
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 18
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 21
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	Ptn 23
16/2002	OT 5/2/2/639	MP 30/5/1/1/2/1065	Balfour	Vlakfontein	556 IR	RE
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Vlakfontein	558 IR	Ptn 31
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Vlakfontein	558 IR	RE 1
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Vlakfontein	599 IR	Ptn 4 (ptn of 1)

Permit	Old File Ref				Farm
Number	No	New File Ref No	District	Farm Name	No	Portion

26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Vlakfontein	599 IR	Ptn 5 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Vlakfontein	599 IR	Ptn 19 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Vlakfontein	599 IR	Ptn 20 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Vlakfontein	599 IR	Ptn 28 (ptn of 21)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 17 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 18 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 20 (ptn of 18)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 21 (ptn of 17)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 22 (ptn of 17)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 24 (ptn of 1)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Witpoort	565 IR	Ptn 25 (ptn of 11)
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Zyferfontein	576 IR	Ptn 6
26/2004	OT 5/2/2/799	MP 30/5/1/1/2/1059	Balfour	Zyferfontein	576 IR	Ptn 11
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Zyferfontein	576 IR	RE
30/2003	OT 5/2/2/764	MP 30/5/1/1/2/1030	Balfour	Zyferfontein	576 IR	RE of ptn 4

PROPERTIES ADJACENT TO BURNSTONE PROJECT (ALPHABETICAL FARM LIST)

Permit
Number	Old File Ref No	New File Ref No	District	Farm Name	Farm No	Portion

N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Bakkiesfontein	568 IR	R/e
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Balfour	557 IR	RE
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Balfour	557 IR	Ptn 7 (now ext 4 of Siyathemba)
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	RE
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 1
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 2
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 3
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 4
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 5
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 6
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 7
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Bantoedorp	555 IR	Ptn 9
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Brakfontein	513 IR	Mineral Area 2 on remainder of the farm
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Doornhoek	577 IR	Ptn 11 (r/e) Ptn of 4
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Doornhoek	577 IR	Ptn 17(r/e) Ptn of 5
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Doornhoek	577 IR	Ptn 18
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Herpsfontein	610 IR	Re of ptn 1
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Herpsfontein	610 IR	Ptn 7 (ptn of 1)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Herpsfontein	610 IR	Ptn 14 (4)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Kleinfontein	567 IR	Former Ptn 2 now forming part of Solly Sombra 570 IR
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	RE
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	Ptn 5
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	Ptn 7 (ptn of 1)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	Ptn 7
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	Ptn 9 (r/e)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Roodepoort	598 IR	Ptn 12
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Rustfontein	548 IR	Former ptn 25 now forming part of ptn 26
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Silverbank	611 IR	Ptn 4 (r/e)
N/A	N/A	MP 30/5/1/1/2/656	Balfour	Springfontein	549 IR	Ptn 14

Permit
Number	Old File Ref No	New File Ref No	District	Farm Name	Farm No	Portion

N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Stryfontein	609 IR	Ptn 16 (ptn of 4)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Van Kolderskop	547 IR	Ptn 12 (Ptn of 11)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Van Kolderskop	547 IR	Ptn 17 (R/e)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Van Kolderskop	547 IR	Ptn 18 (ptn of 17)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Van Kolderskop	547 IR	Ptn 19 (ptn of 17)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Van Kolderskop	547 IR	Ptn 20 (ptn of 17)
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Vlakfontein	556 IR	Ptn 12
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Vlakfontein	558 IR	Ptn 21 (ptn of 9)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Vlakfontein	558 IR	Ptn 24 (ptn of 10)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Vlakfontein	558 IR	Ptn 26 (ptn of 10)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Vlakfontein	558 IR	Ptn 57
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Vlakfontein	599 IR	Ptn 6 (ptn of 2)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	545 IR	Mineral Area 1
(excluding coal
rights over MA 2)
These 2 Mineral
Areas fall under
the surface areas
of Ptn 4 & 5 of the farm
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 2 (r/e)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 11
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 12 (ptn of 11)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 19 (ptn of 1)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 23 (ptn of 1)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 26 (ptn of 11)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 30 (ptn of 2)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Witpoort	565 IR	Ptn 33 (ptn of 2)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 4
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn 12 (ptn of 4)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn 13 (ptn of 4)

Permit
Number	Old File Ref No	New File Ref No	District	Farm Name	Farm No	Portion

N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn 14 (ptn of 4)
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Zyferfontein	576 IR	Ptn 15 (r/e) ptn of 7
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 29 (ptn of 7)
NA	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn 47
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 51 (ptn of 52)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 52 (ptn of 29)
NA	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 53 (ptn of 29)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	RE of 54 (ptn of 29)
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Zyferfontein	576 IR	Previous ptn 60 (ptn of 15) Now RE of 60 and ptn 61
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn 64 (ptn of 29)
N/A	OT 5/2/2/855	MP 30/5/1/1/2/22	Balfour	Zyferfontein	576 IR	Ptn of 65 (ptn of 53)
N/A	N/A	MP 30/5/1/1/2/703	Balfour	Zyferfontein	576 IR	Ptn 68 (ptn of 55)

HOLLISTER PROPERTIES

CLAIM		CLAIM		CLAIM
NAME	BLM NO.s	NAME	BLM NO.s	NAME	BLM NO.s

ANT 25	NMC-405046	JERRY 28	NMC-103793	JOE 7	NMC-428063
ANT 26	NMC-405047	JERRY 29	NMC-103794	JOE 8	NMC-428064
WDF 1	NMC-395835	JERRY 30	NMC-103795	JOE 9	NMC-428065
WDF 2	NMC-395836	LAY 11	NMC-402863	JOE 10	NMC-428066
WDF 37	NMC-395871	LAY 12	NMC-402864	JOE 11	NMC-428067
WDF 38	NMC-395872	LAY 13	NMC-402865	JOE 12	NMC-428068
MWB 1	NMC-515540	LAY 14	NMC-402866	JOE 13	NMC-428069
CLYN 96	NMC-679554	LAY 15	NMC-402867	JOE 14	NMC-428070
CLYN 97	NMC-679555	LAY 16	NMC-402868	JOE 15	NMC-428071
CLYN 98	NMC-679556	LAY 17	NMC-402869	JOE 16	NMC-428072
CLYN 99	NMC-679557	LAY 18	NMC-402870	HOL 10	NMC-500485
CLYN 100	NMC-679558	LAY 19	NMC-402871	HOL 11	NMC-500486
CLYN 101	NMC-679559	LAY 20	NMC-402872	HOL 12	NMC-500487
CLYN 142	NMC-679600	LAY 21	NMC-402873	HOL 13	NMC-500488
CLYN 143	NMC-679601	LAY 22	NMC-402874	HOL 14	NMC-500489
CLYN 145	NMC-679603	LAY 23	NMC-402875	HOL 15	NMC-500490
CLYN 146	NMC-679604	LAY 24	NMC-402876	HOL 16	NMC-500491
CLYN 147	NMC-679605	LAY 49	NMC-402901	HOL 17	NMC-500492
CLYN 148	NMC-679606	LAY 50	NMC-402902	HOL 18	NMC-500493
CLYN 149	NMC-679607	LAY 51	NMC-402903	HOL 29	NMC-500504
CLYN 150	NMC-679608	LAY 52	NMC-402904	HOL 30	NMC-500505
CLYN 151	NMC-679609	LAY 53	NMC-402905	CLYN 1	NMC-679459
CLYN 152	NMC-679610	LAY 54	NMC-402906	CLYN 2	NMC-679460
CLYN 153	NMC-679611	LAY 55	NMC-402907	CLYN 3	NMC-679461
CLYN 154	NMC-679612	LAY 56	NMC-402908	CLYN 4	NMC-679462
CLYN 155	NMC-679613	LAY 57	NMC-402909	CLYN 5	NMC-679463
CLYN 156	NMC-679614	LAY 58	NMC-402910	CLYN 6	NMC-679464
CLYN 157	NMC-679615	LAY 107	NMC-402959	CLYN 7	NMC-679465
CLYN 158	NMC-679616	LAY 109	NMC-402961	CLYN 8	NMC-679466
CLYN 159	NMC-679617	LAY 111	NMC-402963	CLYN 9	NMC-679467
CLYN 160	NMC-679618	LAY 113	NMC-402965	CLYN 10	NMC-679468
CLYN 196	NMC-679654	LAY 115	NMC-402967	CLYN 11	NMC-679469
CLYN 197	NMC-679655	ANT 8	NMC-405029	CLYN 12	NMC-679470
CLYN 198	NMC-679656	ANT 9	NMC-405030	CLYN 13	NMC-679471
CLYN 199	NMC-679657	ANT 10	NMC-405031	CLYN 14	NMC-679472
CLYN 200	NMC-679658	ANT 11	NMC-405032	CLYN 15	NMC-679473
CLYN 201	NMC-679659	ANT 12	NMC-405033	CLYN 16	NMC-679474
CLYN 202	NMC-679660	ANT 13	NMC-405034	CLYN 17	NMC-679475
CLYN 203	NMC-679661	ANT 14	NMC-405035	CLYN 18	NMC-679476
CLYN 204	NMC-679662	ANT 15	NMC-405036	CLYN 19	NMC-679477
CLYN 205	NMC-679663	ANT 16	NMC-405037	CLYN 20	NMC-679478
CLYN 206	NMC-679664	ANT 17	NMC-405038	CLYN 21	NMC-679479
CLYN 207	NMC-679665	ANT 18	NMC-405039	CLYN 22	NMC-679480
CLYN 208	NMC-679666	ANT 19	NMC-405040	CLYN 23	NMC-679481
CLYN 209	NMC-679667	ANT 20	NMC-405041	CLYN 24	NMC-679482
CLYN 210A	NMC-842947	ANT 21	NMC-405042	CLYN 25	NMC-679483
CLYN 211	NMC-679669	ANT 22	NMC-405043	CLYN 26	NMC-679484
CLYN 212	NMC-679670	ANT 23	NMC-405044	CLYN 27	NMC-679485
CLYN 217	NMC-679675	ANT 24	NMC-405045	CLYN 28	NMC-679486
CLYN 218	NMC-679676	ANT 27	NMC-405048	CLYN 29	NMC-679487
CLYN 219	NMC-679677	ANT 28	NMC-405049	CLYN 30	NMC-679488
CLYN 220	NMC-679678	ANT 29	NMC-405050	CLYN 31	NMC-679489
CLYN 222	NMC-679680	ANT 30	NMC-405051	CLYN 32	NMC-679490
CLYN 224	NMC-679682	JOE 1	NMC-428057	CLYN 33	NMC-679491
CLYN 226	NMC-679684	JOE 2	NMC-428058	CLYN 34	NMC-679492
CLYN 228	NMC-679686	JOE 3	NMC-428059	CLYN 35	NMC-679493
CLYN 140	NMC-679598	JOE 4	NMC-428060	CLYN 36	NMC-679494
JERRY 23	NMC-103790	JOE 5	NMC-428061	CLYN 37	NMC-679495
JERRY 24	NMC-103791	JOE 6	NMC-428062	CLYN 38	NMC-679496
CLYN 39	NMC-679497	CLYN 109	NMC-679567	WDF 48	NMC-395882
CLYN 40	NMC-679498	CLYN 110	NMC-679568	WDF 49	NMC-395883

CLAIM		CLAIM		CLAIM
NAME	BLM NO.s	NAME	BLM NO.s	NAME	BLM NO.s

CLYN 41	NMC-679499	CLYN 111	NMC-679569	WDF 50	NMC-395884
CLYN 42	NMC-679500	CLYN 112	NMC-679570	WDF 67	NMC-395901
CLYN 43	NMC-679501	CLYN 113	NMC-679571	WDF 68	NMC-395902
CLYN 44	NMC-679502	CLYN 114	NMC-679572	WDF 69	NMC-395903
CLYN 45	NMC-679503	CLYN 115	NMC-679573	WDF 70	NMC-395904
CLYN 46	NMC-679504	CLYN 116	NMC-679574	WDF 71	NMC-395905
CLYN 47	NMC-679505	CLYN 117	NMC-679575	WDF 72	NMC-395906
CLYN 48	NMC-679506	CLYN 118	NMC-679576	WDF 73	NMC-395907
CLYN 49	NMC-679507	CLYN 119	NMC-679577	WDF 74	NMC-395908
CLYN 50	NMC-679508	CLYN 120	NMC-679578	WDF 75	NMC-395909
CLYN 51	NMC-679509	CLYN 130	NMC-679588	WDF 76	NMC-395910
CLYN 52	NMC-679510	CLYN 131	NMC-679589	WDF 77	NMC-395911
CLYN 53	NMC-679511	CLYN 132	NMC-679590	WDF 78	NMC-395912
CLYN 54	NMC-679512	CLYN 133	NMC-679591	WDF 79	NMC-395913
CLYN 55	NMC-679513	CLYN 134	NMC-679592	WDF 80	NMC-395914
CLYN 56	NMC-679514	CLYN 135	NMC-679593	WDF 81	NMC-395915
CLYN 62	NMC-679520	CLYN 136	NMC-679594	WDF 82	NMC-395916
CLYN 63	NMC-679521	CLYN 137	NMC-679595	WDF 83	NMC-395917
CLYN 64	NMC-679522	CLYN 138	NMC-679596	WDF 84	NMC-395918
CLYN 65	NMC-679523	CLYN 139	NMC-679597	WDF 85	NMC-395919
CLYN 66	NMC-679524	WDF 6	NMC-395840	WDF 86	NMC-395920
CLYN 67	NMC-679525	WDF 3	NMC-395837	WDF 105	NMC-395939
CLYN 68	NMC-679526	WDF 4	NMC-395838	WDF 106	NMC-395940
CLYN 69	NMC-679527	WDF 7	NMC-395841	WDF 107	NMC-395941
CLYN 70	NMC-679528	WDF 8	NMC-395842	WDF 108	NMC-395942
CLYN 71	NMC-679529	WDF 9	NMC-395843	WDF 109	NMC-395943
CLYN 72	NMC-679530	WDF 10	NMC-395844	WDF 110	NMC-395944
CLYN 73	NMC-679531	WDF 11	NMC-395845	WDF 111	NMC-395945
CLYN 74	NMC-679532	WDF 12	NMC-395846	WDF 112	NMC-395946
CLYN 75	NMC-679533	WDF 13	NMC-395847	WDF 113	NMC-395947
CLYN 76	NMC-679534	WDF 14	NMC-395848	WDF 114	NMC-395948
CLYN 77	NMC-679535	WDF 15	NMC-395849	WDF 115	NMC-395949
CLYN 78	NMC-679536	WDF 16	NMC-395850	WDF 116	NMC-395950
CLYN 79	NMC-679537	WDF 17	NMC-395851	WDF 117	NMC-395951
CLYN 80	NMC-679538	WDF 18	NMC-395852	WDF 118	NMC-395952
CLYN 81	NMC-679539	WDF 19	NMC-395853	WDF 119	NMC-395953
CLYN 82	NMC-679540	WDF 25	NMC-395859	WDF 120	NMC-395954
CLYN 83	NMC-679541	WDF 26	NMC-395860	WDF 121	NMC-395955
CLYN 84	NMC-679542	WDF 27	NMC-395861	WDF 157	NMC-395976
CLYN 85	NMC-679543	WDF 28	NMC-395862	WDF 158	NMC-395977
CLYN 86	NMC-679544	WDF 29	NMC-395863	WDF 159	NMC-395978
CLYN 87	NMC-679545	WDF 30	NMC-395864	WDF 160	NMC-395979
CLYN 88	NMC-679546	WDF 31	NMC-395865	WDF 161	NMC-395980
CLYN 89	NMC-679547	WDF 32	NMC-395866	WDF 162	NMC-395981
CLYN 90	NMC-679548	WDF 33	NMC-395867	WDF 163	NMC-395982
CLYN 91	NMC-679549	WDF 34	NMC-395868	WDF 164	NMC-395983
CLYN 92	NMC-679550	WDF 35	NMC-395869	WDF 165	NMC-395984
CLYN 93	NMC-679551	WDF 36	NMC-395870	WDF 216	NMC-396020
CLYN 94	NMC-679552	WDF 39	NMC-395873	WDF 5	NMC-395839
CLYN 95	NMC-679553	WDF 40	NMC-395874	MWB 2	NMC-515541
CLYN 102	NMC-679560	WDF 41	NMC-395875	CLYN 128	NMC-679586
CLYN 103	NMC-679561	WDF 42	NMC-395876	CLYN 129	NMC-679587
CLYN 104	NMC-679562	WDF 43	NMC-395877	CLYN 57	NMC-679515
CLYN 105	NMC-679563	WDF 44	NMC-395878	CLYN 58	NMC-679516
CLYN 106	NMC-679564	WDF 45	NMC-395879	CLYN 59	NMC-679517
CLYN 107	NMC-679565	WDF 46	NMC-395880	CLYN 60	NMC-679518
CLYN 108	NMC-679566	WDF 47	NMC-395881	CLYN 61	NMC-679519
CLYN 121	NMC-679579	CLYN 236	NMC-679694	GAPFILLER	NMC-103767
CLYN 122	NMC-679580	CLYN 237	NMC-679695	GAPFILLER 1	NMC-103768
CLYN 123	NMC-679581	CLYN 238	NMC-679696	JERRY 1	NMC-103769
CLYN 124	NMC-679582	CLYN 239	NMC-679697	JERRY 2	NMC-103770
CLYN 125	NMC-679583	CLYN 240	NMC-679698	JERRY 3	NMC-103771
CLYN 126	NMC-679584	CLYN 241	NMC-679699	JERRY 4	NMC-103772
CLYN 127	NMC-679585	CLYN 242	NMC-679700	JERRY 5	NMC-103773
CLYN 141	NMC-679599	CLYN 243	NMC-679701	JERRY 6	NMC-103774
CLYN 144	NMC-679602	CLYN 244	NMC-679702	JERRY 7	NMC-103775

CLAIM		CLAIM			CLAIM
NAME	BLM NO.s	NAME		BLM NO.s	NAME		BLM NO.s

CLYN 161	NMC-679619	CLYN 245		NMC-679703	JERRY 8		NMC-103776
CLYN 162	NMC-679620	CLYN 246		NMC-679704	JERRY 9		NMC-103777
CLYN 163	NMC-679621	CLYN 247		NMC-679705	JERRY 10		NMC-103778
CLYN 164	NMC-679622	CLYN 248		NMC-679706	JERRY 11		NMC-103779
CLYN 165	NMC-679623	CLYN 249		NMC-679707	JERRY 12		NMC-103780
CLYN 166	NMC-679624	CLYN 250		NMC-679708	JERRY 13		NMC-103781
CLYN 167	NMC-679625	CLYN 251		NMC-679709	JERRY 14		NMC-103782
CLYN 168	NMC-679626	CLYN 252		NMC-679710	JERRY 15		NMC-103783
CLYN 169	NMC-679627	CLYN 253		NMC-679711	JERRY 16		NMC-103784
CLYN 170	NMC-679628	CLYN 254		NMC-679712	JERRY 17		NMC-103785
CLYN 171	NMC-679629	CLYN 255		NMC-679713	JERRY 18		NMC-103786
CLYN 172	NMC-679630	CLYN 256		NMC-679714	JERRY 19		NMC-103787
CLYN 173	NMC-679631	CLYN 257		NMC-679715	JERRY 20		NMC-103788
CLYN 174	NMC-679632	CLYN 258		NMC-679716	JERRY 21		NMC-103789
CLYN 175	NMC-679633	CLYN 259		NMC-679717	JERRY 25		NMC-103792
CLYN 176	NMC-679634	CLYN 260		NMC-679718	JERRY 31		NMC-103796
CLYN 177	NMC-679635	CLYN 261		NMC-685077	P	ICKUP 1	NMC-617440
CLYN 178	NMC-679636	ROSIE 53A		NMC-685130	HAROLDS CLUB 1A		NMC-681147
CLYN 179	NMC-679637	ROSIE 54A		NMC-685131	HAROLDS CLUB 2A		NMC-681148
CLYN 180	NMC-679638	ROSIE 55A		NMC-685132	HAROLDS CLUB 3A		NMC-681149
CLYN 181	NMC-679639	ROSIE 56A		NMC-685133	HAROLDS CLUB 4A		NMC-681150
CLYN 182	NMC-679640	ROSIE 57A		NMC-685134	HAROLDS CLUB 5A		NMC-681151
CLYN 183	NMC-679641	ROSIE 58A		NMC-685135	HAROLDS CLUB 8A		NMC-681152
CLYN 184	NMC-679642	ROSIE 59A		NMC-685136	ROBBIE 1A		NMC-680346
CLYN 185	NMC-679643	ROSIE 60A		NMC-685137	ROBBIE 3A		NMC-680347
CLYN 186	NMC-679644	ROSIE 61A		NMC-685138	ROBBIE 5A		NMC-680348
CLYN 187	NMC-679645	ROSIE 62A		NMC-685139	ROBBIE 6A		NMC-680349
CLYN 188	NMC-679646	ROSIE 63A		NMC-685140	ROBBIE 7A		NMC-680350
CLYN 189	NMC-679647	ROSIE 64A		NMC-685141	ROBBIE 8A		NMC-680351
CLYN 190	NMC-679648	ROSIE 65A		NMC-685142	ROBBIE 9A		NMC-680352
CLYN 191	NMC-679649	ROSIE 66A		NMC-685143	ROBBIE 10A		NMC-680353
CLYN 192	NMC-679650	ROSIE 67A		NMC-685144	ROBBIE 11A		NMC-680354
CLYN 193	NMC-679651	OLD TIMERS 5		NMC-087306	ROBBIE 12A		NMC-680355
CLYN 194	NMC-679652	OLD TIMERS 6		NMC-087307	ROBBIE 13A		NMC-680356
CLYN 195	NMC-679653	OLD TIMERS 7		NMC-087308	ROBBIE 14A		NMC-680357
CLYN 213	NMC-679671	OLD TIMERS 8		NMC-087309	ROBBIE 15A		NMC-680358
CLYN 214	NMC-679672	OLD TIMERS 9		NMC-087310	ROBBIE 16A		NMC-680359
CLYN 215	NMC-679673	JIGGS 1		NMC-087311	ROBBIE 17A		NMC-680360
CLYN 216	NMC-679674	JIGGS 2		NMC-087312	ROBBIE 18A		NMC-680361
CLYN 221	NMC-679679	JIGGS 3		NMC-087313	ROBBIE 19A		NMC-680362
CLYN 223	NMC-679681	JIGGS 4		NMC-087314	ROBBIE 20A		NMC-680363
CLYN 225	NMC-679683	JIGGS 5		NMC-087315	ROBBIE 21A		NMC-680364
CLYN 227	NMC-679685	CAR 1		NMC-103752	ROBBIE 22A		NMC-680365
CLYN 229	NMC-679687	CAR 2		NMC-103753	ROBBIE 23A		NMC-680366
CLYN 230	NMC-679688	CAR 3		NMC-103754	ROBBIE 24A		NMC-680367
CLYN 231A	NMC-843122	CAR 4		NMC-103755	ROBBIE 25A		NMC-680368
CLYN 232	NMC-679690	CAR 5		NMC-103756	ROBBIE 26A		NMC-680369
CLYN 233A	NMC-843123	BILLY 6		NMC-103763	ROBBIE 27A		NMC-680370
CLYN 234	NMC-679692	BILLY 7		NMC-103764	ROBBIE 28A		NMC-680371
CLYN 235	NMC-679693	P	ICKUP 2	NMC-103765	ROBBIE 29A		NMC-680372
ROBBIE 30A	NMC-680373	ROBBIE 91A		NMC-680432	HO 39		NMC-788855
ROBBIE 31A	NMC-680374	ROBBIE 92A		NMC-680433	HO 40		NMC-788856
ROBBIE 32A	NMC-680375	ROBBIE 93A		NMC-680434	HO 41		NMC-788857
ROBBIE 33A	NMC-680376	ROBBIE 94A		NMC-680435	HO 42		NMC-788858
ROBBIE 34A	NMC-680377	ROBBIE 95A		NMC-680436	HO 43		NMC-788859
ROBBIE 37A	NMC-680378	ROBBIE 96A		NMC-680437	HO 44		NMC-788860
ROBBIE 38A	NMC-680379	ROBBIE 97A		NMC-680438	HO 45		NMC-788861
ROBBIE 39A	NMC-680380	ROBBIE 98A		NMC-680439	HO 46		NMC-788862
ROBBIE 40A	NMC-680381	ROBBIE 99A		NMC-680440	HO 47		NMC-788863
ROBBIE 41A	NMC-680382	ROBBIE 100A		NMC-680441	HO 48		NMC-788864
ROBBIE 42A	NMC-680383	ROBBIE 101A		NMC-680442	HO 49		NMC-788865

CLAIM		CLAIM		CLAIM
NAME	BLM NO.s	NAME	BLM NO.s	NAME	BLM NO.s

ROBBIE 43A	NMC-680384	ROBBIE 102A	NMC-680443	HO 50	NMC-788866
ROBBIE 44A	NMC-680385	ROBBIE 103A	NMC-680444	HO 51	NMC-788867
ROBBIE 45A	NMC-680386	ROBBIE 104A	NMC-680445	HO 52	NMC-788868
ROBBIE 46A	NMC-680387	ROBBIE 105A	NMC-680446	HO 53	NMC-788869
ROBBIE 47A	NMC-680388	ROBBIE 106A	NMC-680447	HO 54	NMC-788870
ROBBIE 48A	NMC-680389	ROBBIE 107A	NMC-680448	HO 55	NMC-788871
ROBBIE 49A	NMC-680390	ROBBIE 108A	NMC-680449	HO 56	NMC-788872
ROBBIE 50A	NMC-680391	ROBBIE 109A	NMC-680450	HO 57	NMC-788873
ROBBIE 51A	NMC-680392	ROBBIE 110A	NMC-680451	HO 58	NMC-788874
ROBBIE 52A	NMC-680393	ROBBIE 111A	NMC-680452	HO 59	NMC-788875
ROBBIE 53A	NMC-680394	HO 1	NMC-788817	HO 60	NMC-788876
ROBBIE 54A	NMC-680395	HO 2	NMC-788818	HO 61	NMC-788877
ROBBIE 55A	NMC-680396	HO 3	NMC-788819	HO 62	NMC-788878
ROBBIE 56A	NMC-680397	HO 4	NMC-788820	HO 63	NMC-788879
ROBBIE 57A	NMC-680398	HO 5	NMC-788821	HO 64	NMC-788880
ROBBIE 58A	NMC-680399	HO 6	NMC-788822	HO 65	NMC-788881
ROBBIE 59A	NMC-680400	HO 7	NMC-788823	HO 66	NMC-788882
ROBBIE 60A	NMC-680401	HO 8	NMC-788824	HO 67	NMC-788883
ROBBIE 61A	NMC-680402	HO 9	NMC-788825	HO 68	NMC-788884
ROBBIE 62A	NMC-680403	HO 10	NMC-788826	HO 69	NMC-788885
ROBBIE 63A	NMC-680404	HO 11	NMC-788827	HO 70	NMC-788886
ROBBIE 64A	NMC-680405	HO 12	NMC-788828	HO 71	NMC-788887
ROBBIE 65A	NMC-680406	HO 13	NMC-788829	HO 72	NMC-788888
ROBBIE 66A	NMC-680407	HO 14	NMC-788830	HO 73	NMC-788889
ROBBIE 67A	NMC-680408	HO 15	NMC-788831	HO 74	NMC-788890
ROBBIE 68A	NMC-680409	HO 16	NMC-788832	HO 75	NMC-788891
ROBBIE 69A	NMC-680410	HO 17	NMC-788833	HO 76	NMC-788892
ROBBIE 70A	NMC-680411	HO 18	NMC-788834	HO 77	NMC-788893
ROBBIE 71A	NMC-680412	HO 19	NMC-788835	HO 78	NMC-788894
ROBBIE 72A	NMC-680413	HO 20	NMC-788836	HO 79	NMC-788895
ROBBIE 73A	NMC-680414	HO 21	NMC-788837	HO 80	NMC-788896
ROBBIE 74A	NMC-680415	HO 22	NMC-788838	HO 81	NMC-788897
ROBBIE 75A	NMC-680416	HO 23	NMC-788839	HO 82	NMC-788898
ROBBIE 76A	NMC-680417	HO 24	NMC-788840	HO 83	NMC-788899
ROBBIE 77A	NMC-680418	HO 25	NMC-788841	HO 84	NMC-788900
ROBBIE 78A	NMC-680419	HO 26	NMC-788842	HO 85	NMC-788901
ROBBIE 79A	NMC-680420	HO 27	NMC-788843	HO 86	NMC-788902
ROBBIE 80A	NMC-680421	HO 28	NMC-788844	HO 87	NMC-788903
ROBBIE 81A	NMC-680422	HO 29	NMC-788845	HO 88	NMC-788904
ROBBIE 82A	NMC-680423	HO 30	NMC-788846	HO 89	NMC-788905
ROBBIE 83A	NMC-680424	HO 31	NMC-788847	HO 90	NMC-788906
ROBBIE 84A	NMC-680425	HO 32	NMC-788848	HO 91	NMC-788907
ROBBIE 85A	NMC-680426	HO 33	NMC-788849	HO 92	NMC-788908
ROBBIE 86A	NMC-680427	HO 34	NMC-788850	HO 93	NMC-788909
ROBBIE 87A	NMC-680428	HO 35	NMC-788851	HO 94	NMC-788910
ROBBIE 88A	NMC-680429	HO 36	NMC-788852	HO 95	NMC-788911
ROBBIE 89A	NMC-680430	HO 37	NMC-788853	HO 96	NMC-788912
ROBBIE 90A	NMC-680431	HO 38	NMC-788854	HO 97	NMC-788913
HO 98	NMC-788914	AAG 15A	NMC-750332	AAG 75A	NMC-750391
HO 99	NMC-788915	AAG 16A	NMC-750333	AAG 76A	NMC-750392
HO 100	NMC-788916	AAG 17A	NMC-750334	AAG 77A	NMC-750393
HO 101	NMC-788917	AAG 18A	NMC-750335	AAG 78A	NMC-750394
HO 102	NMC-788918	AAG 19A	NMC-750336	AAG 79A	NMC-750395
HO 103	NMC-788919	AAG 20A	NMC-750337	AAG 80A	NMC-750396
HO 104	NMC-788920	AAG 21A	NMC-750338	AAG 81A	NMC-750397
HO 105	NMC-788921	AAG 22A	NMC-750339	AAG 82A	NMC-750398
HO 106	NMC-788922	AAG 23A	NMC-750340	AAG 83A	NMC-750399
HO 107	NMC-788923	AAG 24A	NMC-750341	AAG 84A	NMC-750400
HO 108	NMC-788924	AAG 25A	NMC-750342	AAG 85A	NMC-750401
HO 109	NMC-788925	AAG 26A	NMC-750343	AAG 86A	NMC-750402
HO 110	NMC-788926	AAG 27A	NMC-750344	AAG 87A	NMC-750403
HO 111	NMC-788927	AAG 28A	NMC-750345	AAG 88A	NMC-750404
HO 112	NMC-788928	AAG 29A	NMC-750346	AAG 89A	NMC-750405
HO 113	NMC-788929	AAG 30A	NMC-750347	AAG 90A	NMC-750406
HO 114	NMC-788930	AAG 31A	NMC-750348	AAG 91A	NMC-750407
HO 115	NMC-788931	AAG 32A	NMC-750349	AAG 92A	NMC-750408

CLAIM		CLAIM		CLAIM
NAME	BLM NO.s	NAME	BLM NO.s	NAME	BLM NO.s

HO 116	NMC-788932	AAG 33A	NMC-750350	AAG 93A	NMC-750409
HO 117	NMC-788933	AAG 34A	NMC-750351	AAG 94A	NMC-750410
HO 118	NMC-788934	AAG 35A	NMC-750352	AAG 95A	NMC-750411
HO 119	NMC-788935	AAG 36A	NMC-750353	AAG 96A	NMC-750412
HO 120	NMC-788936	AAG 37A	NMC-750354	AAG 97A	NMC-750413
HO 121	NMC-788937	AAG 38A	NMC-750355	AAG 98A	NMC-750414
HO 122	NMC-788938	AAG 39A	NMC-750356	AAG 99A	NMC-750415
HO 123	NMC-788939	AAG 40A	NMC-750357	AAG 100A	NMC-750416
HO 124	NMC-788940	AAG 41A	NMC-750358	AAG 101A	NMC-750417
HO 125	NMC-788941	AAG 43A	NMC-750359	AAG 102A	NMC-750418
HO 126	NMC-788942	AAG 44A	NMC-750360	AAG 103A	NMC-750419
HO 127	NMC-788943	AAG 45A	NMC-750361	AAG 104A	NMC-750420
HO 128	NMC-788944	AAG 46A	NMC-750362	AAG 105A	NMC-750421
HO 129	NMC-788945	AAG 47A	NMC-750363	AAG 106A	NMC-750422
HO 130	NMC-788946	AAG 48A	NMC-750364	AAG 107A	NMC-750423
HO 131	NMC-788947	AAG 49A	NMC-750365	SC1	NMC-796330
HO 132	NMC-788948	AAG 50A	NMC-750366	SC2	NMC-796331
HO 133	NMC-790311	AAG 51A	NMC-750367	SC3	NMC-796332
HO 134	NMC-790312	AAG 52A	NMC-750368	SC4	NMC-796333
HO 135	NMC-790313	AAG 53A	NMC-750369	SC5	NMC-796334
HO 136	NMC-790314	AAG 54A	NMC-750370	SC6	NMC-796335
HO 137	NMC-790315	AAG 55A	NMC-750371	SC7	NMC-796336
HO 138	NMC-790316	AAG 56A	NMC-750372	SC8	NMC-796337
HO 139	NMC-790317	AAG 57A	NMC-750373	SC9	NMC-796338
BMA 31B	NMC-750315	AAG 58A	NMC-750374	SC10	NMC-796339
BMA 32B	NMC-750316	AAG 59A	NMC-750375	SC11	NMC-796340
BMA 33B	NMC-750317	AAG 60A	NMC-750376	SC12	NMC-796341
AAG 1A	NMC-750318	AAG 61A	NMC-750377	SC13	NMC-796342
AAG 2A	NMC-750319	AAG 62A	NMC-750378	SC14	NMC-796343
AAG 3A	NMC-750320	AAG 63A	NMC-750379	SC15	NMC-796344
AAG 4A	NMC-750321	AAG 64A	NMC-750380	SC16	NMC-796345
AAG 5A	NMC-750322	AAG 65A	NMC-750381	SC17	NMC-796346
AAG 6A	NMC-750323	AAG 66A	NMC-750382	SC18	NMC-796347
AAG 7A	NMC-750324	AAG 67A	NMC-750383	SC19	NMC-796348
AAG 8A	NMC-750325	AAG 68A	NMC-750384	SC20	NMC-796349
AAG 9A	NMC-750326	AAG 69A	NMC-750385	SC21	NMC-796350
AAG 10A	NMC-750327	AAG 70A	NMC-750386	SC22	NMC-796351
AAG 11A	NMC-750328	AAG 71A	NMC-750387	SC23	NMC-796352
AAG 12A	NMC-750329	AAG 72A	NMC-750388	SC24	NMC-796353
AAG 13A	NMC-750330	AAG 73A	NMC-750389	SC25	NMC-796354
AAG 14A	NMC-750331	AAG 74A	NMC-750390	SC26	NMC-796355
SC27	NMC-796356	SC51	NMC-796380	JO 10	NMC-870759
SC28	NMC-796357	SC52	NMC-796381	JO 11	NMC-870760
SC29	NMC-796358	SC53	NMC-796382	JO 12	NMC-870761
SC30	NMC-796359	SC54	NMC-796383	JO 13	NMC-870762
SC31	NMC-796360	SC55	NMC-796384
SC32	NMC-796361	SC56	NMC-796385
SC33	NMC-796362	SC57	NMC-796386
SC34	NMC-796363	SC58	NMC-796387
SC35	NMC-796364	SC59	NMC-796388
SC36	NMC-796365	SC60	NMC-796389
SC37	NMC-796366	SC61	NMC-796390
SC38	NMC-796367	SC62	NMC-796391
SC39	NMC-796368	SC63	NMC-796392
SC40	NMC-796369	SC64	NMC-796393
SC41	NMC-796370	SC65	NMC-796394
SC42	NMC-796371	JO 1	NMC-870750
SC43	NMC-796372	JO 2	NMC-870751
SC44	NMC-796373	JO 3	NMC-870752
SC45	NMC-796374	JO 4	NMC-870753
SC46	NMC-796375	JO 5	NMC-870754
SC47	NMC-796376	JO 6	NMC-870755
SC48	NMC-796377	JO 7	NMC-870756
SC49	NMC-796378	JO 8	NMC-870757
SC50	NMC-796379	JO 9	NMC-870758

SCHEDULE “C”
SUBSIDIARIES

		Percentage Owned (Directly or
Name of Subsidiary	Jurisdiction	Indirectly)

Great Basin Gold Inc.	Nevada, USA	100%
Rodeo Creek Gold Inc.	Nevada, USA	100%
Antler Peak Gold Inc.	Nevada, USA	100%
Touchstone Resources Company	Nevada, USA	100%
Southgold Exploration (Proprietary) Limited	South Africa	100%
N5C Resources Inc.	Cayman Islands	100%
N6C Resources Inc.	Cayman Islands	100%
Great Basin Gold RSA (Proprietary) Limited	South Africa	100%
Pacific Sentinel Resources Inc.	Yukon, Canada	100%